Exhibit 10.35
EDGEWELL PERSONAL CARE COMPANY
2ND AMENDED AND RESTATED 2018 STOCK INCENTIVE PLAN
(As Amended and Restated Effective February 3, 2023)
SECTION 1. PURPOSE
The purpose of the Edgewell Personal Care Company 2nd Amended and Restated 2018 Stock Incentive Plan (the “Plan”) is to promote shareholder value and the future success of Edgewell Personal Care Company (the “Company”) by providing appropriate retention and performance incentives to the employees and non-employee directors of the Company and its Affiliates, and any other individuals who perform services for the Company or any of its Affiliates.
SECTION 2. DEFINITIONS
2.1 “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, and any other entity in which the Company has a substantial ownership interest and which has been designated as an Affiliate for purposes of the Plan by the Committee in its sole discretion.
2.2 “Award” means any form of incentive or performance award granted under the Plan to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Agreement. Awards granted under the Plan may consist of: (a) Stock Options granted pursuant to Section 7; (b) Stock Appreciation Rights granted pursuant to Section 8; (c) Restricted Stock granted pursuant to Section 9; (d) Restricted Stock Equivalents granted pursuant to Section 9; (e) Other Stock-Based Awards granted pursuant to Section 10; and (f) Performance Grants granted pursuant to Section 11.
2.3 “Award Agreement” means the written or electronic document(s) evidencing the grant of an Award to a Participant.
2.4 “Board” shall mean the Board of Directors of the Company.
2.5 “Change of Control” means the occurrence of a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change of Control shall be deemed to have occurred if a Section 409A Change of Control occurs.
2.6 “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued thereunder.
2.7 “Committee” means the Human Capital & Compensation Committee of the Board, or any successor committee that the Board may designate to administer the Plan, provided such Committee consists of two or more individuals. Each member of the Committee shall be (a) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (b) a non-employee director meeting the independence requirements for Human Capital & Compensation Committee members under the rules and regulations of the Exchange on which the shares of Common Stock are traded. References to “Committee” shall include persons to whom the Committee has delegated authority pursuant to Section 3.4.
2.8 “Common Stock” means the common stock, par value $.01 per share, of the Company, and stock of any other class or company into which such shares may thereafter be changed.
2.9 “Company” means Edgewell Personal Care Company, a Missouri corporation.
2.10 “Defined Event” means the death, Disability, retirement or involuntary termination of a Participant other than for cause, or, subject to Section 6.7, in connection with a Change of Control of the Company.
2.11 “Delay Period” has the meaning given such term in Section 13.2(c).
2.12 “Disability” with respect to a Participant, has the meaning assigned to such term under the long-term disability plan maintained by the Company or an Affiliate in which such Participant is covered at the time the determination is made, and if there is no such plan, means the permanent inability as a result of accident or sickness to perform any and every duty pertaining to such Participant’s occupation or

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Exhibit 10.35
employment for which the Participant is suited by reason of the Participant’s previous training, education and experience; provided that, to the extent an Award subject to Section 409A shall become payable upon a Participant’s Disability, a Disability shall not be deemed to have occurred for such purposes unless the circumstances would also result in a “disability” within the meaning of Section 409A, unless otherwise provided in the Award Agreement.
2.13 “Effective Date” means the date on which the Plan, as amended and restated, is approved by the shareholders of the Company pursuant to Section 19.
2.14 “Exchange” means the New York Stock Exchange, or such other principal securities market on which the shares of Common Stock are traded.
2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereunder.
2.16 “Fair Market Value” of a share of Common Stock as of any specific date means (a) the per share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price reported by the Exchange on the last previous day on which such closing price was reported, or (b) such other value as determined by the Committee in accordance with applicable law. The Fair Market Value of any property other than shares of Common Stock means the market value of such property as determined by the Committee using such methods or procedures as it shall establish from time to time.
2.17 “Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the Code.
2.18 “Nonqualified Stock Option” means a Stock Option that does not qualify as an Incentive Stock Option or which is designated a Nonqualified Stock Option.
2.19 “Other Stock-Based Award” means an Award denominated in shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 10.
2.20 “Participant” means an individual who has been granted an Award under the Plan, or in the event of the death of such individual, the individual’s beneficiary under Section 15.
2.21 “Performance Grant” means an Award subject to the terms, conditions and restrictions described in Section 11, pursuant to which the Participant may become entitled to receive cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee.
2.22 “Plan” has the meaning given such term in Section 1.
2.23 “Prior Plan” means the Edgewell Personal Care Company Amended and Restated 2018 Stock Incentive Plan.
2.24 “Qualifying Award” means an Award described in Section 12 granted under the Plan with the intent that such Award qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.
2.25 “Remaining Number of Available Shares” has the meaning given such term in Section 5.1(a).
2.26 “Reprice” means: (a) the reduction, directly or indirectly, in the per-share exercise price of an outstanding Stock Option or Stock Appreciation Right by amendment, cancellation or substitution; (b) any action that is treated as a repricing under United States generally accepted accounting principles; (c) canceling a Stock Option or Stock Appreciation Right in exchange for another Stock Option, Stock Appreciation Right or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); and (d) any other action that is treated as a repricing by the rules or regulations of the Exchange.
2.27 “Restricted Period” means the period during which Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.
2.28 “Restricted Stock” means an Award of shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 9.
2.29 “Restricted Stock Equivalent” means an Award of a right to receive shares of Common Stock (or an equivalent value in cash or other property, or any combination thereof) that is granted subject to certain terms and conditions pursuant to Section 9.
2.30 “Section 409A” means Section 409A of the Code.
2.31 “Section 409A Change of Control” means:
(a) the acquisition by one person, or more than one person acting as a group, of ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent

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Exhibit 10.35
of the total fair market value or total voting power of the stock of the Company. Notwithstanding the above, if any person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not constitute a Change of Control;
(b) the acquisition by one person, or more than one person acting as a group, of ownership of stock of the Company, that together with stock of the Company acquired during the 12-month period ending on the date of the most recent acquisition by such person or group, constitutes 30 percent or more of the total voting power of the stock of the Company. Notwithstanding the above, if any person or more than one person acting as a group is considered to own 30 percent or more of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not constitute a Change of Control;
(c) a majority of the members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election; or
(d) one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) assets from the Company that have a total gross fair market value (determined without regard to any liabilities associated with such assets) equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions.
Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. This definition of Change of Control shall be interpreted in accordance with, and in a manner that will bring the definition into compliance with, Section 409A.
2.32 “Stock Appreciation Right” means a right to receive (without payment to the Company) cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee, based on the increase in the value of a share of Common Stock over the per share exercise price, that is granted subject to certain terms and conditions pursuant to Section 8.
2.33 “Stock Option” means a right to purchase shares of Common Stock at a specified exercise price that is granted subject to certain terms and conditions pursuant to Section 7 and includes both Incentive Stock Options and Nonqualified Stock Options.
2.34 “Treasury Regulations” means the tax regulations promulgated under the Code.
SECTION 3. ADMINISTRATION
3.1 Administration. Except as otherwise specified herein, the Plan shall be administered solely by the Committee.
3.2 Authority.
(a) Subject only to Section 6.3, the Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the employees and other individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, and to prescribe the form of Award Agreement.
(b) The Committee has the power and authority to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States, and to adopt, to amend or to rescind rules, procedures or subplans relating to the operation and administration of the Plan in order to accommodate local laws, policies, customs, procedures or practices, and accounting, tax or other regulatory standards, or to facilitate the administration of the Plan, including, but not limited to, the authority to adopt, to amend or to rescind rules, procedures and subplans that limit or vary: the methods available to exercise Awards; the methods available to settle Awards; the methods available for the payment of income taxes, social insurance contributions and employment taxes; the procedures for

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Exhibit 10.35
withholding on Awards; and the use of stock certificates or other indicia of ownership. The Committee may also adopt rules, procedures or subplans applicable to particular Affiliates or locations.
(c) The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.
3.3 Repricing Prohibited Absent Shareholder Approval. Notwithstanding any provision of the Plan, except for adjustments pursuant to Section 14, neither the Board nor the Committee may Reprice, adjust or amend the exercise price of Stock Options or Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means, unless such action is approved by the shareholders of the Company. In addition, notwithstanding any other provision in the Plan to the contrary, a Stock Option may not be surrendered in consideration of, or exchanged for cash, other Awards, or a new Stock Option having an exercise price below that of the Stock Option which was surrendered or exchanged, unless the exchange occurs in connection with a merger, acquisition, or similar transaction as set forth in Section 14, or such action is approved by the shareholders of the Company. Any amendment or repeal of this Section 3.3 shall require the approval of the shareholders of the Company.
3.4 Delegation. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Awards made or to be made to Participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act and Section 162(m) of the Code.
3.5 Indemnification. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company shall indemnify each member of the Committee and officer of the Company against any such liability.
SECTION 4. PARTICIPATION
Consistent with the purposes of the Plan, subject to Section 6.3, the Committee shall have exclusive power to select the employees of the Company and its Affiliates and other individuals performing services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan.
SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS
5.1 Maximum Number of Shares that May Be Issued.
(a) Available Shares. Subject to adjustment as provided in Section 14, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date shall be 5,850,000, plus the number of remaining shares of Common Stock not issued or subject to outstanding grants under the Prior Plan on February 6, 2020 (the “Remaining Number of Available Shares”), plus any shares of Common Stock that are subject to awards granted under the Prior Plan that expire, are forfeited or canceled or terminate for any other reason after February 6, 2020 without the issuance of shares. For the avoidance of doubt, any shares of Common Stock that are subject to outstanding awards granted under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award under the Prior Plan after February 6, 2020 shall not become available under the Plan. No awards may be granted under the Prior Plan on or after February 3, 2023.
(b) Assumed or Substituted Awards. Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, shall not reduce the maximum number of shares of

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Exhibit 10.35
Common Stock that may be issued under the Plan as described in Section 5.1(a) or the maximum number of shares of Common Stock authorized for grant to an individual in any calendar year described in Section 5.2.
(c) Share Counting.
(i) For purposes of counting shares against the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a), on the date of grant, Awards denominated solely in shares of Common Stock (such as Stock Options and Restricted Stock) and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee.
(ii) Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a) as one share for every one Option or Stock Appreciation Right granted, and any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a) as 1.95 shares of Common Stock for every one share of Common Stock granted in connection with such Award.
(d) Shares Added Back. Shares of Common Stock related to Awards issued under the Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock will again be available for issuance under the Plan. Any shares of Common Stock added back shall be added back as one share if such shares of Common Stock were subject to Stock Options or Stock Appreciation Rights, and as 1.95 shares if such shares of Common Stock were subject to other Awards. The following shares of Common Stock, however, may not again be made available for grant in respect of Awards under the Plan:
(i) shares of Common Stock delivered to, or retained by the Company, in payment of the exercise price of a Stock Option;
(ii) shares of Common Stock delivered to, or retained by the Company, in satisfaction of the tax withholding obligations with respect to an Award;
(iii) shares of Common Stock covered by a stock-settled Stock Appreciation Right or other Award that were not issued upon the settlement of the Stock Appreciation Right or other Award; and
(iv) shares of Common Stock repurchased on the open market with the proceeds from the payment of the exercise price of a Stock Option.
(e) Source of Shares. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.
(f) Fractional Shares. No fractional shares of Common Stock may be issued under the Plan, and unless the Committee determines otherwise, an amount in cash equal to the Fair Market Value of any fractional share of Common Stock that would otherwise be issuable shall be paid in lieu of such fractional share of Common Stock. The Committee may, in its sole discretion, cancel, terminate, otherwise eliminate or transfer or pay other securities or other property in lieu of issuing any fractional share of Common Stock.
5.2 Maximum Individual Limits. For awards granted to individuals other than non-employee directors:
(a) subject to adjustment as provided in Section 14, the maximum number of shares of Common Stock that may be granted to any individual during any one calendar year under all Awards shall be 500,000; and
(b) the maximum amount of cash that may be paid to a Participant during any one calendar year under all Performance Grants shall be $20,000,000.
For purposes of Section 5.2(b), the calendar year or years in which amounts under Awards are deemed paid or received shall be as determined by the Committee and any deferral of Award settlement or payment permitted or required by the Committee pursuant to Section 13 of the Plan shall be disregarded for purposes of such limits.

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Exhibit 10.35
SECTION 6. AWARDS UNDER THE PLAN
6.1 Types of Awards. Awards under the Plan may include one or more of the following types: Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Equivalents, Other Stock-Based Awards and Performance Grants. As provided by Section 3.2(b), the Committee may also grant any other Award providing similar benefits, subject to such terms, conditions and restrictions as it may determine necessary or appropriate to satisfy non-U.S. law or regulatory requirements or avoid adverse consequences under such requirements.
6.2 Dividend Equivalents. Other than with respect to Stock Options or Stock Appreciation Rights, the Committee may choose, at the time of the grant of an Award or any time thereafter up to the time of the Award’s payment, to include or to exclude as part of such Award an entitlement to receive cash dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such times as the Committee shall determine; provided, however, dividends or dividend equivalents shall only be paid with respect to any Award if, when and to the extent that the underlying Award vests, and dividends and dividend equivalents shall, at the Committee’s discretion, be held in escrow (with or without the accrual of interest), or be reinvested into additional shares of Common Stock subject to the same vesting or performance conditions as the underlying Award.
6.3 Non-Employee Director Awards. In respect of Awards granted to non-employee directors of the Company or its Affiliates, the Board has all the powers otherwise vested in the Committee by the terms of the Plan set forth herein, including the exclusive authority to select the non-employee directors to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each non-employee director selected, to modify the terms of any Award that has been granted to a non-employee director, to determine the time when Awards will be granted to non-employee directors and to prescribe the form of the Award Agreement embodying Awards made under the Plan to non-employee directors. The aggregate maximum Fair Market Value (determined as of the date of grant) of the shares of Common Stock with respect to which Awards are granted under the Plan in any calendar year to any non-employee director in respect of services as a non-employee director shall not exceed $500,000. The maximum amount that may be paid in any calendar year to any non-employee director in property other than shares of Common Stock (including cash) in respect of services as a non-employee director shall not exceed $500,000.
6.4 Transferability. An Award and a Participant’s rights and interest under an Award may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of the Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that the Committee may allow a Participant to assign or transfer without consideration an Award to one or more members of his immediate family, to a partnership of which the only partners are the Participant or members of the Participant’s immediate family, to a trust established by the Participant for the exclusive benefit of the Participant or one or more members of his immediate family or pursuant to a domestic relations order (as defined in the Code).
6.5 Exclusion from Minimum Vesting Requirements. Awards granted under Section 7, Section 8, Section 9, Section 10, Section 11 and Section 12 shall be subject to the minimum vesting period and continued employment or provision of service requirement specified for the Award by such Section, as applicable, except that:
(a) up to a maximum of five percent of the maximum number of shares of Common Stock that may be issued under the Plan pursuant to Section 5.1(a) may be issued pursuant to Awards granted under Section 7, Section 8, Section 9, Section 10, Section 11 or Section 12 without regard for any minimum vesting period or continued employment or provision of service requirements set forth in such Sections; and
(b) continued employment or provision of service for exercisability or vesting shall not be required (i) as the Committee may determine or permit otherwise in connection with the occurrence of a Defined Event, and (ii) as may be required or otherwise be deemed advisable by the Committee in connection with an Award granted through the assumption of, or substitution for, outstanding awards previously

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Exhibit 10.35
granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.
6.6 Award Agreement. Unless otherwise determined by the Committee, each Award shall be evidenced by an Award Agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan, including a written agreement, contract, certificate or other instrument or document containing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically. Each Award and Award Agreement shall be subject to the terms and conditions of the Plan.
6.7 Change of Control. The Committee may include in an Award Agreement provision related to a Change of Control, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award; provided that, in addition to any other conditions provided for in the Award Agreement:
(a) any acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award in connection with a Change of Control may occur only if (i) the Change of Control occurs and (ii) either (A) the employment of the Participant is terminated (as set forth in the Award Agreement) (i.e., “double-trigger”) or (B) the acquirer does not agree to the assumption or substitution of outstanding Awards; and
(b) with respect to any Award granted under the Plan that is earned or vested based upon achievement of performance objectives (including but not limited to Performance Grants), any amount deemed earned or vested in connection with a Change of Control or associated termination of employment shall be based upon the degree of performance attainment and/or the period of time elapsed in the performance period as of the applicable date.
6.8 Forfeiture Provisions. The Committee may, in its discretion, provide in an Award Agreement that an Award shall be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, none of the non-disclosure restrictions in this Section 6.8 or in any Award Agreement shall, or shall be interpreted to, impair the Participant from exercising any legally protected whistleblower rights (including under Rule 21F under the Exchange Act).
6.9 Recoupment Provisions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time.
SECTION 7. STOCK OPTIONS
7.1 Grant of Stock Options. The Committee may grant Awards of Stock Options. The Committee may grant Incentive Stock Options to any employee provided the terms of such grants comply with the provisions of Section 422 of the Code, and that any ambiguities in construction shall be interpreted in order to effectuate that intent. Each Stock Option granted under the Plan shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the shares of Common Stock issuable upon exercise thereof or the attainment of performance objectives as the Committee may determine, including but not limited to such performance objectives described in Section 12.2, as the Committee, in its discretion, shall establish.
7.2 Exercise Price; Expiration Date. Except for Stock Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price shall be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Stock Option on the date that the Stock Option is granted. The Committee in its discretion shall establish the expiration date of a Stock Option; provided that in no event shall the expiration date be later than 10 years from the date that the Stock Option is granted.

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Exhibit 10.35
7.3 Number of Shares of Common Stock. The Committee shall determine the number of shares of Common Stock to be subject to each Stock Option.
7.4 Minimum Vesting Period. Except as otherwise permitted by Section 6.5, Stock Options shall not vest for at least one year after the date of grant.
7.5 Exercisability. The Stock Option shall not be exercisable unless the Stock Option has vested, and payment in full of the exercise price for the shares of Common Stock being acquired thereunder at the time of exercise is made in such form as the Committee may determine in its discretion, including, but not limited to:
(a) cash;
(b) if permitted by the Committee, by instructing the Company to withhold a number of shares of Common Stock that would otherwise be issued having a Fair Market Value equal to the applicable portion of the exercise price being so paid;
(c) if permitted by the Committee, by tendering (actually or by attestation) to the Company a number of previously acquired shares of Common Stock that have been held by the Participant for at least six months (or such short period, if any, determined by the Committee in consideration of applicable accounting standards) and that have a Fair Market Value equal to the applicable portion of the exercise price being so paid;
(d) if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or
(e) any combination of the foregoing.
7.6 Limitations for Incentive Stock Options. The terms and conditions of any Incentive Stock Options granted hereunder shall be subject to and shall be designed to comply with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000 (or such other limit that applies at the time the Incentive Stock Options are granted), such Incentive Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options. If, at the time an Incentive Stock Option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such Incentive Stock Option shall be at least 110 percent of the Fair Market Value of the shares of Common Stock subject to such Incentive Stock Option on the date of grant; and (b) such Incentive Stock Option shall not be exercisable after the date five years from the date such Incentive Stock Option is granted. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, the Remaining Number of Available Shares.
SECTION 8. STOCK APPRECIATION RIGHTS
8.1 Grant of Stock Appreciation Rights. The Committee may grant Awards of Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under the Plan shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Appreciation Rights or the shares of Common Stock issuable upon exercise thereof or the attainment of performance objectives as the Committee may determine, including but not limited to such performance objectives described in Section 12.2, as the Committee, in its discretion, may establish.
8.2 Exercise Price; Expiration Date. Except for Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price shall be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date that the Stock Appreciation Right is granted. The Committee in its discretion shall establish the expiration date of a Stock Appreciation Right; provided that in no event shall the expiration date be later than 10 years from the date that the Stock Appreciation Right is granted.

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Exhibit 10.35
8.3 Number of Shares of Common Stock. The Committee shall determine the number of shares of Common Stock to be subject to each Award of Stock Appreciation Rights.
8.4 Minimum Vesting Period. Except as otherwise permitted by Section 6.5, Stock Appreciation Rights shall not vest for at least one year after the date of grant.
8.5 Exercisability. Stock Appreciation Rights shall not be exercisable unless the Stock Appreciation Rights have vested.
8.6 Exercise and Settlement. An Award of Stock Appreciation Rights shall entitle the Participant to exercise such Award and to receive from the Company in exchange therefore, without payment to the Company, that number of shares of Common Stock having an aggregate Fair Market Value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share of Common Stock, at the date of such exercise, over the exercise price per share, times the number of shares of Common Stock for which the Award is being exercised. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or other property, or any combination thereof, as determined by the Committee, equal to the aggregate Fair Market Value of the shares of Common Stock it would otherwise be obligated to deliver.
SECTION 9. RESTRICTED STOCK; RESTRICTED STOCK EQUIVALENTS
9.1 Grant of Restricted Stock and Restricted Stock Equivalents. The Committee may grant Awards of Restricted Stock or Restricted Stock Equivalents. Each Award of Restricted Stock or Restricted Stock Equivalents under the Plan shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish.
9.2 Number of Shares of Common Stock. The Committee shall determine the number of shares of Common Stock to be issued to a Participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration or a combination thereof.
9.3 Restricted Stock Issuance. Shares of Common Stock issued to a Participant in accordance with the Award of Restricted Stock may be issued in certificate form or through the entry of an uncertificated book position on the records of the Company’s transfer agent and registrar. The Company may impose appropriate restrictions on the transfer of such shares of Common Stock, which shall be evidenced in the manner permitted by law as determined by the Committee in its discretion, including but not limited to (a) causing a legend or legends to be placed on any certificates evidencing such Restricted Stock, or (b) causing “stop transfer” instructions to be issued, as it deems necessary or appropriate.
9.4 Vesting Conditions. The vesting of an Award of Restricted Stock or Restricted Stock Equivalents may be conditioned upon the attainment of specific performance objectives as the Committee may determine, including but not limited to such performance objectives described in Section 12.2.
9.5 Minimum Vesting Period. Except as otherwise permitted by Section 6.5, Restricted Stock and Restricted Stock Equivalents shall not vest for at least one year after the date of grant.
9.6 Shareholder Rights. Unless otherwise determined by the Committee in its discretion, prior to the expiration of the Restricted Period, a Participant to whom an Award of Restricted Stock has been made shall have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such shares of Common Stock, subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan or Award Agreement.
SECTION 10. OTHER STOCK-BASED AWARDS
10.1 Grant of Other Stock-Based Awards. The Committee may grant Other Stock-Based Awards. Each Other Stock-Based Award granted under the Plan shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish.
10.2 Vesting Conditions. The vesting of Other Stock-Based Awards may be conditioned upon the attainment of specific performance objectives as the Committee may determine, including but not limited to such performance objectives described in Section 12.2.
10.3 Minimum Vesting Period. Except as otherwise permitted by Section 6.5, Other Stock-Based Awards shall not vest for at least one year after the date of grant.

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Exhibit 10.35
10.4 Settlement. The Committee shall be entitled in its discretion to settle the obligation under an Other Stock-Based Award by the payment of cash, shares of Common Stock or other property, or any combination thereof.
SECTION 11. PERFORMANCE GRANTS
11.1 Grant of Performance Grants. The Committee may grant Awards of Performance Grants. The Award of a Performance Grant to a Participant will entitle the Participant to receive an amount in cash, shares of Common Stock or other property, or any combination thereof, determined by the Committee if the terms and conditions in the Plan and the Award Agreement are satisfied. The Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, shares of Common Stock or other property, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish.
11.2 Award Terms. The Committee shall determine the value or the range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and the performance objectives (which may but need not include the performance objectives described in Section 12.2) upon which the vesting, payment or settlement of the Performance Grant is conditioned. Performance Grants may be issued in different classes or series having different names, terms and conditions.
11.3 Minimum Vesting Period. Except as otherwise permitted by Section 6.5, the vesting period shall be for a minimum of one year.
SECTION 12. QUALIFYING AWARDS
12.1 Grant of Qualifying Awards.
(a) The Committee may, in its sole discretion, grant a Qualifying Award under the Plan to any key employee. The provisions of this Section 12, as well as all other applicable provisions of the Plan not inconsistent with this Section 12, shall apply to all Qualifying Awards granted under the Plan, and any ambiguities in construction shall be interpreted to effectuate that intent. Qualifying Awards shall be of the type set forth in Section 12.1(b). However, nothing in the Plan shall be construed to require the Committee to grant any Qualifying Award and the Committee may, subject to the terms of the Plan, amend or take any other action with respect to previously granted Qualifying Awards in a way that disqualifies them as “performance-based compensation” under Section 162(m) of the Code.
(b) Qualifying Awards may be issued as Performance Grants granted under Section 11 or as any other Award whose vesting or payment is conditioned upon the achievement of the performance objectives described in Section 12.2, and Qualifying Awards shall be subject to the terms and conditions otherwise applicable to such Award, including, for the avoidance of doubt, a minimum vesting or performance period of one year, except as otherwise permitted by Section 6.5.
12.2 Performance Objectives. Amounts earned under Qualifying Awards shall be based upon the attainment of performance objectives established by the Committee in accordance with Section 162(m) of the Code. Such performance objectives may vary by Participant and by Award, and may be based upon the attainment of specific or per-share amounts of, or changes in, one or more, or a combination of two or more, of the following:
(a) earnings per share, net earnings per share or growth in such measures;
(b) revenue, net revenue, income, net income or growth in revenue or income (all either before or after taxes);
(c) return measures (including, but not limited to, return on assets, capital, investment, equity, revenue or sales);
(d) cash flow return on investments which equals net cash flows divided by owner’s equity;
(e) controllable earnings (a division’s operating profit, excluding the amortization of goodwill and intangible assets, less a charge for the interest cost for the average working capital investment by the division);
(f) operating earnings or net operating earnings;

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Exhibit 10.35
(g) costs or cost control;
(h) share price (including, but not limited to, growth measures);
(i) total shareholder return (stock price appreciation plus dividends);
(j) economic value added;
(k) EBITDA;
(l) operating margin or growth in operating margin;
(m) market share or growth in market share;
(n) cash flow, cash flow from operations or growth in such measures;
(o) sales revenue or volume or growth in such measures, including total Company, divisional, or product line sales or net sales figures;
(p) gross margin or growth in gross margin;
(q) productivity;
(r) brand contribution;
(s) product quality;
(t) corporate value measures;
(u) goals related to acquisitions, divestitures or customer satisfaction;
(v) diversity;
(w) index comparisons;
(x) debt-to-equity or debt-to-stockholders’ equity ratio;
(y) working capital,
(z) risk mitigation;
(aa) sustainability and environmental impact; or
(bb) employee retention.
Performance may be measured on an individual, corporate group, business unit, subsidiary, division, department, region, function or consolidated basis and may be measured absolutely or relatively to the Company’s peers. In establishing performance objectives, the Committee may account for:
(i) the effects of acquisitions, divestitures, extraordinary dividends, stock split-ups, stock dividends or distributions, recapitalizations, warrants or rights issuances or combinations, exchanges or reclassifications with respect to any outstanding class or series of the Company’s common stock;
(ii) a corporate transaction, such as any merger of the Company with another corporation; any consolidation of the Company and another corporation into another corporation; any separation of the Company or its business units (including a spin-off or other distribution of stock or property by the Company);
(iii) any reorganization of the Company (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation by the Company, or sale of all or substantially all of the assets of the Company;
(iv) the impact of changes in tax rates or currency fluctuations or changes in accounting standards or treatments;
(v) advertising or promotional spending or capital expenditures outside of annual business plans;
(vi) events such as plant closings, sales of facilities or operations, and business restructurings; or
(vii) the impact of other extraordinary, unusual, non-recurring or infrequently recurring items.
 In addition to the performance objectives, the Committee may also condition payment of any Qualifying Award upon the attainment of conditions, such as completion of a period of employment, notwithstanding that the performance objective specified in such Qualifying Award are satisfied.
12.3 Committee Negative Discretion. The Committee shall have the discretion, by Participant and by Qualifying Award, to reduce (but not to increase) some or all of the amount that would otherwise be payable under a Qualifying Award by reason of the satisfaction of the performance objectives set forth in such Qualifying Award. In making any such determination, the Committee is authorized in its discretion to take into account any such factor or factors it determines are appropriate, including but not limited to Company, business unit and individual performance.

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Exhibit 10.35
SECTION 13. PAYMENT OF AWARDS
13.1 Method of Payment. The Committee may, in its discretion, settle any Award through the payment of cash, the delivery of shares of Common Stock or other property, or a combination thereof, as the Committee shall determine or as specified by the Plan or an Award Agreement. Any Award settlement, including payment deferrals, may be subject to conditions, restrictions and contingencies as the Committee shall determine.
13.2 Deferred Compensation. The Committee may, in its discretion, permit the deferral of payment of an employee’s cash bonus, other cash compensation or an Award to a Participant under the Plan in the form of either shares of Common Stock or Common Stock equivalents (with each Common Stock equivalent corresponding to a share of Common Stock), under such terms and conditions as the Committee may prescribe in the Award Agreement relating thereto or a separate election form made available to such Participant, including the terms of any deferred compensation plan under which such Common Stock equivalents may be granted. In addition, the Committee may, in any year, provide for an additional matching deferral to be credited to an employee’s account under such deferred compensation plans. The Committee may also permit hypothetical account balances of other cash or mutual fund equivalents maintained pursuant to such deferred compensation plans to be converted, at the discretion of the Participant, into the form of Common Stock equivalents, or to permit Common Stock equivalents to be converted into account balances of such other cash or mutual fund equivalents, upon the terms set forth in such plans as well as such other terms and conditions as the Committee may, in its discretion, determine. The Committee may, in its discretion, determine whether any deferral in the form of Common Stock equivalents, including deferrals under the terms of any deferred compensation plans of the Company, shall be paid on distribution in the form of cash or in shares of Common Stock. To the extent Section 409A is applicable, all actions pursuant to this Section 13.2 must satisfy the requirements of Section 409A, including but not limited to the following:
(a) a Participant’s election to defer must be filed at such time as designated by the Committee, but in no event later than the December 31 preceding the first day of the calendar year in which the services are performed which relate to the compensation or Award being deferred. An election may not be revoked or modified after such December 31. However, notwithstanding the previous two sentences, if the compensation or Award is subject to a forfeiture condition requiring the Participant’s continued services for a period of at least 12 months from the date the Participant obtains the legally binding right to the compensation or Award, the Committee may permit a Participant to file an election on or before the 30th day after the Participant obtains the legally binding right to the compensation or Award, provided that the election is filed at least 12 months in advance of the earliest date at which the forfeiture condition could lapse;
(b) a Participant’s election to defer must include the time and form of payment, within the parameters made available by the Committee, and such timing of payment must comply with Section 409A; and
(c) if payment is triggered due to the Participant’s termination of employment or separation from service, such termination or separation must be a “separation from service” within the meaning of Section 409A, and, for purposes of any such provision of the Plan or an election, references to a “termination,” “termination of employment” or like terms shall mean such a separation from service. The determination of whether and when a separation from service has occurred for this purpose shall be made in accordance with the presumptions set forth in Section 1.409A-1(h) of the Treasury Regulations, unless the Committee has established other rules in accordance with the requirements of Section 409A. If payment is made due to a Participant’s separation from service, and if at the time of the Participant’s separation from service, the Participant is a “specified employee” (within the meaning of Section 409A(2)(B)), then to the extent any payment or benefit that the Participant becomes entitled to under this provision on account of such separation from service would be considered nonqualified deferred compensation under Section 409A, such payment or benefit shall be paid or provided at the date which is the earlier of (i) six months and one day after such separation from service, and (ii) the date of the Participant’s death (the “Delay Period”). All payments and benefits delayed pursuant to this provision shall be paid in a lump sum upon expiration of the Delay Period.

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Exhibit 10.35
SECTION 14. DILUTION AND OTHER ADJUSTMENTS
14.1 Adjustment for Corporate Transaction or Change in Corporate Capitalization. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee or Board, as applicable, shall make such adjustment in (a) the class and maximum number of shares of Common Stock that may be delivered under the Plan as described in Section 5.1 and the Award limits under Section 5.2 and Section 6.3, (b) the class, number and exercise price of outstanding Stock Options and Stock Appreciation Rights, and (c) the class and number of shares subject to any other Awards granted under the Plan (provided that the number of shares of any class subject to Awards shall always be a whole number), as may be determined to be appropriate by the Committee or Board, as applicable, and such adjustments shall be final, conclusive and binding for all purposes of the Plan.
14.2 Adjustment for Merger or Consolidation. In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee or Board, as applicable, shall, to the extent deemed appropriate by the Committee or Board, as applicable, adjust each Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.
14.3 Assumption or Substitution of Awards. In the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee or Board, as applicable, shall, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to: (a) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction; or (b) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment as determined by the Committee or Board, as applicable, in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant to whom such Award was granted in partial consideration for the exchange of the Award; provided, however, that in the event that the acquirer does not agree to the assumption or substitution of Awards in the foregoing manner, the Committee shall, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to the value, as determined by the Committee or Board, as applicable, of such Award, provided that with respect to any outstanding Stock Option or Stock Appreciation Right such value shall be equal to the excess of (i) the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Common Stock as a result of such event, over (ii) the exercise price of such Stock Option or Stock Appreciation Right, provided further that the value of any outstanding Stock Option or Stock Appreciation Right shall be zero where the exercise price of such Stock Option or Stock Appreciation Right is greater than the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Common Stock as a result of such event; and that no change to the original timing of payment will be made to the extent it would violate Section 409A.

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Exhibit 10.35
SECTION 15. DESIGNATION OF BENEFICIARY BY PARTICIPANT
A Participant may designate a beneficiary to exercise, or to receive any payment or settlement to which he may be entitled in respect of, any Award under the Plan in the event of his death in a manner determined by the Committee in its discretion. If a Participant did not designate a beneficiary under this Section 15, or if no designated beneficiary survives the Participant and is living on the date on which any amount becomes payable to such Participant, the term “beneficiary” as used in the Plan and any Award Agreement shall be deemed to be the legal representatives of the Participant’s estate. If there is any question as to the legal right of any beneficiary to receive a settlement or payment of (or to exercise) an Award under the Plan, the Committee in its discretion may determine that the Award in question be settled or paid to (or exercised by) the legal representatives of the Participant’s estate, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such Award.
SECTION 16. AMENDMENT OF PLAN OR AWARDS
The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding Award under the Plan may be amended from time to time by the Committee or Board, as applicable, in its discretion in any manner that it deems necessary or appropriate; provided however, that no amendment may be made without shareholder approval if such amendment would:
(a) increase the number of shares available for grant specified in Section 5.1 (other than pursuant to Section 14);
(b) decrease the minimum Stock Option exercise price set forth in Section 7.2 or the minimum Stock Appreciation Rights exercise price set forth in Section 8.2 (in each case, other than changes made pursuant to Section 14);
(c) reduce the minimum vesting or performance periods set forth in Section 7.4, Section 8.4, Section 9.5, Section 10.3, Section 11.3 and Section 12.1(b);
(d) change the Award limits set forth in Section 5.2 or Section 6.3 (other than pursuant to Section 14); or
(e) amend or repeal the prohibition against repricing or exchange set forth in Section 3.3.
No such amendment shall adversely affect in a material manner any right of a Participant under an Award without his written consent. Any shareholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law. Notwithstanding the foregoing, any amendment to the Plan or any outstanding Award under the Plan shall be made in a manner as to ensure that an Award intended to be exempt from Section 409A will continue to be exempt from Section 409A and that an Award intended to comply with Section 409A will continue to comply with Section 409A.
SECTION 17. PLAN TERMINATION
17.1 Suspension. The Plan may be suspended in whole or in part at any time and from time to time by the Board
17.2 Termination. The Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan. No Award may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the shareholders of the Company. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Section 16.
SECTION 18. MISCELLANEOUS PROVISIONS
18.1 Loans. No loans from the Company or any Affiliate to a Participant shall be permitted in connection with the Plan.

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Exhibit 10.35
18.2 Reservation of Rights of Company. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.
18.3 Non-Uniform Treatment. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.
18.4 General Conditions of Awards. No Participant or other person shall have any right with respect to the Plan, the shares of Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.
18.5 Rights as a Shareholder. Unless otherwise determined by the Committee in its discretion, a Participant holding Stock Options, Stock Appreciation Rights, Restricted Stock Equivalents, Other Stock-Based Awards, Performance Grants or other Awards shall have no rights as a shareholder with respect to any shares of Common Stock (or as a holder with respect to other securities), if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him or the entry on his behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such shares of Common Stock or other instrument of ownership, if any. Except as provided in Section 14, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.
18.6 Compliance with Applicable Laws. No shares of Common Stock or other property shall be issued or paid hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws.
18.7 Withholding of Taxes. The Company and its Affiliates shall have the right to deduct from any payment made under the Plan the federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. In accordance with rules and procedures established by the Committee, the required withholding obligations may be settled with shares of Common Stock, including shares of Common Stock that are part of the Award that gives rise to the withholding requirement (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact). It shall be a condition to the obligation of the Company to issue shares of Common Stock or other property, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock or other property, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible Participant to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of Common Stock or other property, or any combination thereof that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).
18.8 Unfunded Nature of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

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Exhibit 10.35
18.9 Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.
18.10 No Warranty of Tax Effect. Although the Company may structure an Award to qualify for favorable federal, state, local or foreign tax treatment, or to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Award under the Plan, or that such tax treatment will apply to or be available to a Participant or his or her beneficiary. Furthermore, the existence of an Award shall not affect the right or power of the Company or its shareholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Award under the Plan.
18.11 Interpretation. Unless the context indicates otherwise, references to “Sections” in the Plan refer to Sections of the Plan. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. In the Plan, the use of the masculine pronoun shall include the feminine and the use of the singular shall include the plural, as appropriate.
18.12 Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall:
(a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited shall remain in full force and effect; and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.
18.13 Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Missouri.
18.14 Venue. Any legal action against the Plan, the Company, an Affiliate or the Committee may only be brought in the Circuit Court in St. Louis County or the United States District Court in St. Louis, Missouri.
18.15 Section 409A. Awards granted under the Plan are intended to qualify for an exception from or comply with Section 409A, and the Plan and Award Agreements shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A and any Section 409A compliance policy of the Company. To the extent any payment of an Award may be classified as a “short-term deferral” within the meaning of Section 409A, such payment will be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” (within the meaning of Section 409A(2)(B)) as of the date of such Participant’s separation from service (as determined pursuant to Section 409A), then to the extent any Award payable to such Participant on account of such separation from service would be considered nonqualified deferred compensation under Section 409A, such payment or benefit shall be paid or provided in a lump sum upon expiration of the Delay Period. Unless the Committee determines otherwise, any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail exemption from or compliance with Section 409A may be amended to qualify for exemption from or comply with Section 409A, which may be made on a retroactive basis, in accordance with Section 409A.
SECTION 19. SHAREHOLDER ADOPTION
The Plan originally became effective upon the approval and adoption of the Plan by the shareholders of the Company on January 26, 2018. The Plan, as amended and restated, shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on February 3, 2023, or at any adjournment thereof. The shareholders shall be deemed to have approved and adopted the Plan, as amended and restated, only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of Missouri.

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Exhibit 10.35

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EDGEWELL PERSONAL CARE COMPANY
RESTRICTED STOCK EQUIVALENT AWARD AGREEMENT
This Restricted Stock Equivalent Award Agreement (this “Award Agreement”) is made and entered into as of the date set forth on Exhibit A (the “Grant Date”), by and between Edgewell Personal Care Company (the “Company”) and the named employee set forth on Exhibit A (the “Participant”). Capitalized terms not defined in this Award Agreement shall have the respective meanings given such terms by the 2nd Amended and Restated Edgewell Personal Care Company 2018 Stock Incentive Plan (the “Plan”).
1.Award. The Company hereby grants to the Participant an Award (the “Award”) of Restricted Stock Equivalents (the “Restricted Equivalents”) subject to the provisions of the Plan and to the terms and conditions of this Award Agreement as set forth on Exhibit A.
2.Vesting and Payment. Subject to the provisions of the Plan and this Award Agreement, one-third of the Restricted Equivalents will vest on each of the first, second and third anniversary of the Grant Date (each such date a “Vesting/Payment Date”). Upon vesting, each vested Equivalent will convert at that time into the right to receive one share of Common Stock, which, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued to the Participant on, or as soon as practicable after, the Vesting/Payment Date, but no later than the later of (i) the December 31st immediately following the Vesting/Payment Date, or (ii) the 15th day of the third calendar month following the Vesting/Payment Date.
3.Acceleration of Vesting and Payment. Notwithstanding the provisions of Paragraph 2 above, the Restricted Equivalents will immediately vest, convert into the right to receive shares of Common Stock and be paid to the Participant (or in the event of the Participant’s death, the Participant’s designated beneficiary) in the event of:
(a)the Participant’s death;
(b)the Participant’s Disability; or
(c)a Change of Control of the Company if either (i) the employment of the Participant is terminated or (ii) the acquirer does not agree to assume or substitute the Restricted Equivalents for similar awards on shares of acquirer’s common stock.
In the event of acceleration because of the occurrence of one of the first two events above, the shares of Common Stock from the conversion of the Restricted Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid, no later than the later of (i) the December 31st immediately following such event, or (ii) the 15th day of the third calendar month following such event. In the event of acceleration because of the occurrence of a Change of Control of the Company, if the Change of Control qualifies as a Section 409A Change of Control, the shares of Common Stock from the conversion of the Restricted Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid, no later than the later of (i) the December 31st immediately following the Change of Control, or (ii) the 15th day of the third calendar month following the Change of Control; otherwise, the shares of Common Stock from the conversion of the Restricted Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid, no later than the later of (i) the December 31st immediately following the Vesting/Payment Date, or (ii) the 15th day of the third calendar month following the Vesting/Payment Date.
4.Dividend Equivalents. If and to the extent that the Restricted Equivalents vest, additional cash payments equal to the amount of dividends, if any, which would have been paid to the

|US-DOCS\165736536.1||

Exhibit 10.35
Participant had shares of Common Stock been issued in lieu of the Restricted Equivalents which have vested, as well as any cash dividend for which the record date has passed but the payment date has not yet occurred, will be paid at the same time as the Restricted Equivalents on which the dividend equivalents are being paid. No interest shall be included in the calculation of such dividend equivalents.
5.Shareholder Rights. The Participant shall not be entitled, prior to the conversion of the Restricted Equivalents into the right to receive shares of Common Stock and the issuance of such shares to the Participant, to any rights as a shareholder with respect to such shares of Common Stock, including the right to vote, sell, pledge, transfer or otherwise dispose of the shares.
6.Forfeiture.
(a)All rights in and to any and all Restricted Equivalents granted pursuant to this Award Agreement, and to any shares of Common Stock into which they would convert, which have not vested as described in Paragraph 2 or 3 above, shall be forfeited upon:
(i)the Participant’s voluntary or involuntary termination of employment, except as described in Paragraph 6(b) below; or
(ii)a determination by the Committee that the Participant engaged in competition with the Company or other conduct contrary to the best interests of the Company in violation of Paragraph 8 below.
(b)If the Participant incurs a voluntary termination of employment that is (i) more than 12 months after the Grant Date and (ii) on or after the date on which the Participant (A) is at least 55 years of age and (B) has 10 or more Years of Service as of the date of such termination of employment, the Participant shall not forfeit a portion of the Restricted Equivalents equal to the number of unvested Restricted Equivalents subject to this Award Agreement multiplied by a fraction, the numerator of which is the number of full months in the period which begins on the first day of the month in which the Grant Date occurs and ends on the first day of the month following the Participant’s termination of employment, and the denominator of which is the number of full months from the Grant Date to the applicable Vesting/Payment Date. “Years of Service” means the number of years of service the Participant is credited with for vesting purposes under any U.S. qualified plan maintained by the Company or its affiliates, regardless of whether the Participant is a participant in such plan. In the event of such a voluntary termination of employment, the shares of Common Stock from the conversion of the Restricted Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid, no later than the later of (i) the December 31st immediately following such event, or (ii) the 15th day of the third calendar month following such event.
7.Recoupment. As provided by Section 6.9 of the Plan, notwithstanding anything in the Plan or this Award Agreement, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under this Award Agreement by the Company at any time.
8.Participant Covenants. The Participant hereby covenants:
(a)Confidential Information. By executing this Award Agreement, the Participant acknowledges and reaffirms those provisions set forth in the Company’s standard Intellectual Property, Confidential Information and Non-Solicit Agreement (the “Confidential Information Agreement”), which is incorporated herein by reference, and further agrees that, except as otherwise permitted by Paragraph 8(i) below, he or she shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any person, other than in the course of his or her assigned duties and for the benefit of the Company, either during the period of his or her employment or at any time thereafter, any nonpublic, proprietary or confidential information, knowledge or data relating to the Company, any of its affiliates, or their businesses, which the Participant shall have obtained during his or her employment by the Company or an affiliate. The foregoing shall not apply to information that (i) was
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Exhibit 10.35
known to the public prior to its disclosure to the Participant; (ii) becomes known to the public subsequent to disclosure to the Participant through no wrongful act of his or hers, or any of his or her representatives; or (iii) the Participant is required to disclose by applicable law, regulation or legal process (provided that the Participant provides the Company with prior notice of the contemplated disclosure and reasonably cooperates with the Company at its expense in seeking a protective order or other appropriate protection of such information). Notwithstanding clauses (i) or (ii) of the preceding sentence, the Participant’s obligation to maintain such disclosed information in confidence shall not terminate if only portions of the information are in the public domain. Notwithstanding the foregoing, if Participant primarily lives and works in any state that requires a temporal limit on non-disclosure clauses, Confidential Information shall be protected for no less than two (2) years following the last day of Participant’s employment with the Company. Participant also understands that the Company’s Trade Secrets are protected by statute and are not subject to any time limits regarding disclosure.
(b)Non-Competition. By executing this Award Agreement, the Participant acknowledges that, in light of the Confidential Information possessed by Participant as set forth in Paragraph 8(a), above, Participant’s performance of services for a competing business will result in irreparable harm to the Company and its affiliates. Participant therefore agrees that, during Participant’s employment with the Company, and for a period of one (1) year following the Participant’s separation from the Company, Participant will not directly or indirectly own, manage, operate, join, control, be employed by or with, or participate in any manner with a Competing Business anywhere in the Restricted Territory where doing so will require Participant to provide the same or substantially similar services to any such Competing Business as those which Participant provided to the Company during the last two (2) years of Participant’s employment. A Competing Business is any individual (including Participant), corporation, limited liability company, partnership, joint venture, association, or other entity, regardless of form, that is directly engaged in whole or in relevant part in any business or enterprise that is the same as, or substantially the same as, the Business of the Company (or the business of Company affiliate for which Participant has worked in the previous two (2) years), or that is taking material steps to engage in such business. The Business of the Company for purposes of this Non-Competition restriction is defined as the Edgewell businesses and/or product line(s) in which the Participant worked during the previous two (2) years before Participant’s separation from the Company. The Restricted Territory is the geographic territory in which Participant worked, represented the Company, and/or any other location in which the Participant would be providing the same or substantially similar services to any such Competing Business that he or she provided to the Company during the last two years of Participant’s employment. The Participant agrees that the foregoing restrictions are reasonable, necessary, and enforceable for the protection of the goodwill and business of the Company and its affiliates.
(c)Non-Solicitation. Non-Solicitation. During the Participant’s employment with the Company or an affiliate and for the two-year period thereafter, the Participant agrees that he or she will not, directly or indirectly, individually or on behalf of any other person, firm, corporation or other entity, knowingly solicit, aid or induce (i) any employee of the Company or any affiliate of the Company to leave such employment in order to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Company or knowingly take any action to hire or to materially assist or aid any other person, firm, corporation or other entity in identifying or hiring any such employee, or (ii) any customer of the Company or any affiliate to purchase goods or services then sold by the Company or any affiliate from another person, firm, corporation or other entity or assist or aid any other persons or entity in identifying or soliciting any such customer. The Participant agrees that the foregoing restrictions are limited to employees, affiliates or customers with whom Participant had direct or indirect (e.g., through others) business contact during the last two years of Participant’s employment and that these restrictions are reasonable, necessary, and enforceable in order to protect the Company’s and its affiliates’ trade secrets, confidential and proprietary information, goodwill, and loyalty.
(d)Exceptions. The Non-Competition and/or Non-Solicitation obligations in this Section shall not apply to Participant if Participant is covered under an applicable state statute or local ordinance/rule prohibiting non-competes or non-solicits, including on the basis of Participant’s income. The Non-Competition obligations in this Section also shall not apply to any Participant who is licensed to
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Exhibit 10.35
practice law in any state in the United States and who joins a competing business in a legal position for the purpose of providing legal advice.
(e)Non-Disparagement. The Participant agrees not to make any statements that disparage the Company or its affiliates or their respective employees, officers, directors, products or services. Notwithstanding the foregoing, statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings (including, without limitation, depositions in connection with such proceedings) shall not be subject to this Paragraph 8(e), nor shall any actions permitted by Paragraph 8(i) below be subject to this Paragraph 8(e).
(f)Severability and Reformation. In the event any of the provisions, paragraphs, sentences or words of this Paragraph 8 shall ever be deemed to be overly broad or illegal (e.g., exceed the time, scope or geographic limitations permitted by applicable laws), then such provisions shall be severed or reformed so that the covenants are permitted by applicable law.
(g)Equitable Relief.
(i)The Participant acknowledges that the restrictions in this Paragraph 8 are reasonable and necessary to protect the legitimate interests of the Company and its affiliates, that the Company would not have granted this Award Agreement in the absence of such restrictions, and that any violation of any provisions of this Paragraph 8 will result in irreparable injury to the Company and its affiliates. By agreeing to accept this Award Agreement, the Participant represents that his or her experience and capabilities are such that the restrictions contained herein will not prevent him or her from obtaining employment or otherwise earning a living at the same general level of economic benefit as is currently the case. The Participant further represents and acknowledges that he or she has been advised by the Company to consult his or her own legal counsel in respect of this Award Agreement, and the Participant has had full opportunity, prior to agreeing to accept this Award Agreement to review thoroughly its terms and provisions with his or her counsel.
(ii)The Participant agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of this Paragraph 8, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled.
(iii)The Participant irrevocably and unconditionally consents to the service of any process, pleadings notices or other papers in a manner permitted by law.
(h)Waiver; Survival of Provisions. The failure by the Company to enforce at any time any of the provisions of this Paragraph 8 or to require at any time performance by the Participant of any provisions hereof, shall in no way be construed to be a release of the Participant or waiver of such provisions or to affect the validity of this Award Agreement or any part hereof, or the right of the Company thereafter to enforce every such provision in accordance with the terms of this Award Agreement. The obligations contained in this Paragraph 8 shall survive the termination of the Participant’s employment with the Company or any affiliate and shall be fully enforceable thereafter.
(i)Permissible Actions. Notwithstanding the foregoing, nothing in Paragraph 8(a) or 8(e) above: (i) prohibits the Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice and the Securities Exchange Commission, in accordance with the provisions and rules of Section 21F of the Exchange Act, Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of state or federal law or regulation, or (ii) requires notification or prior approval by the Company of any such report; provided that, the Participant is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege. In addition, nothing in this Agreement in any way prohibits or is intended to restrict or impede, and shall not be interpreted or understood as restricting or impeding the Participant from: (a) exercising the Participant’s rights under Section 7 of the National Labor Relations Act (NLRA) (including with respect to engaging in
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Exhibit 10.35
concerted activities for the purpose of collective bargaining or other mutual aid or protection, discussing terms and conditions of employment, or otherwise engaging in protected conduct); or (b) otherwise disclosing or discussing truthful information about unlawful employment practices (including unlawful discrimination, harassment, retaliation, or sexual assault). Furthermore, the Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (1) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of law or (2) in a complaint or other document filed in a lawsuit or proceeding, if such filings are made under seal.
9.Withholding of Taxes. The Company and its Affiliates shall have the right to deduct shares of Common Stock that would otherwise be distributed pursuant to this Award Agreement from any payment made under this Award Agreement in satisfaction of the federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. Shares of Common Stock tendered as payment of required tax withholding shall be valued at the fair market value of the Company’s Common Stock on the date such tax withholding obligation arises. It shall be a condition to the obligation of the Company to issue shares of Common Stock or other property, or any combination thereof, upon payment of the Award, that the Participant pay to the Company or an Affiliate, upon its demand, such amount as may be requested by the Company or the Affiliate for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock or other property, or any combination thereof.
10.Miscellaneous.
(a)Compliance with Laws. If the Company, in its sole discretion, determines that the listing upon any securities exchange or registration or qualification under any federal, state or local law or any foreign law of any shares to be issued pursuant to an Award is necessary or desirable, issuance of such shares shall not be made until such listing, registration or qualification shall have been completed.
(b)Incorporation of Plan. The Restricted Equivalents are subject to the Plan and any interpretations by the Committee under the Plan, which are hereby incorporated into this Award Agreement by reference and made a part hereof. By the execution of this Award Agreement, the Participant acknowledges that the Plan document and the Plan prospectus, as in effect on the date of this Agreement, have been made available to the Participant for review.
(c)Administration, Interpretation, Etc. Any action taken or decision made by the Company, the Board or the Committee arising out of or in connection with the construction, administration, interpretation or effect of any provision of the Plan or this Award Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on the Participant and all persons claiming under or through the Participant. By receipt of the Restricted Equivalents or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan or this Award Agreement by the Company, the Board or the Committee.
(d)Correction. The Committee may rescind, without further notice to a Participant, any Award or portion thereof issued to the Participant in duplicate or in error.
(e)Entire Agreement. Except with respect to prior agreements between Participant and the Company regarding confidentiality, non-solicitation, non-disclosure and non-use, and intellectual property (which shall remain in full force and effect with respect to Participant conduct occurring prior to executing this Agreement), Participant agrees that this Award Agreement constitutes the entire agreement and understanding between the parties and supersedes any prior agreements, either oral or in writing, between Participant and the Company with respect to all matters with the scope of this Agreement. In the event of a conflict between this Award Agreement and any prior
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Exhibit 10.35
confidentiality, non-solicitation, non-disclosure non-use and/or intellectual property agreement, this Award Agreement shall govern.
(f)Amendment. This Award Agreement may be amended from time to time by the Committee, in its sole discretion, in any manner that the Committee deems necessary or appropriate; provided, however, that no such amendment shall adversely affect in a material manner any right of the Participant under the Award without the written consent of the Participant.
(g)Notices. Any notices necessary or required to be given under this Award Agreement shall be sufficiently given if in writing, and personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the last known addresses of the parties hereto, or to such other address or addresses as any of the parties shall have specified in writing to the other party hereto.
(h)Dilution and Other Adjustments.
(i)As provided by Section 14.1 of the Plan, in the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee shall make such adjustment in the class and maximum number of shares of Common Stock that may be delivered under the Plan and the Award limits under the Plan, as may be determined to be appropriate by the Committee, and such adjustments shall be final, conclusive and binding for all purposes.
(ii)As provided by Section 14.2 of the Plan, in the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust the Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.
(iii)As provided by Section 14.3 of the Plan, in the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee shall, to the extent deemed appropriate by the Committee, have the power to provide for the exchange of the Award (whether or not then vested) for an Award with respect to: (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction; or (B) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment as determined by the Committee in the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant in partial consideration for the exchange of the Award; provided, however, that in the event that the acquirer does not agree to the assumption or substitution of the Award in the foregoing manner, the Committee shall, to the extent deemed appropriate by the Committee, have the power to cancel, effective immediately prior to the occurrence of such event, the Award (whether or not then vested), and, in full consideration of such cancellation, pay to the Participant an amount in cash, for each share of Common Stock subject to such Award, equal to the value, as determined by the Committee, of such Award.
(i)Beneficiary Designation. A Participant may designate a beneficiary to receive any payment or settlement to which he or she may be entitled in respect of, any Award under the Plan in the event of his or her death in a manner determined by the Committee in its discretion. If a Participant does not designate a beneficiary, or if no designated beneficiary survives the Participant and
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Exhibit 10.35
is living on the date on which any amount becomes payable to such Participant, the term “beneficiary” as used in the Plan and this Award Agreement shall be deemed to be the legal representatives of the Participant’s estate. If there is any question as to the legal right of any beneficiary to receive a settlement or payment of an Award under the Plan, the Committee in its discretion may determine that the Award in question be settled or paid to the legal representatives of the Participant’s estate, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such Award.
(j)Governing Law. All questions pertaining to the validity, construction, execution and performance of this Award Agreement shall be construed in accordance with, and be governed by, the laws of the State of Missouri, without giving effect to the choice of law principles thereof; except that with exclusively with respect to Section 8 above, the parties agree that the law of the State in which Participant is domiciled at the time of signature shall govern the interpretation, application, and enforcement of this Agreement, without regard to any choice of law rules of that or any other state and they further agree that the exclusive venue shall be the state or federal courts sitting in or covering the County where Participant is domiciled. If Participant is employed by the Company in the State of California, this Agreement shall be construed according to the laws of the State of California.
(k)Section 409A. The Restricted Equivalents and the dividend equivalents paid thereon are intended to comply with Section 409A of the Code, and the Plan and this Award Agreement shall be administered and interpreted consistent with such intent. Notwithstanding the foregoing, the Company makes no representations that the Restricted Equivalents and payments provided by this Award Agreement comply with Section 409A of the Code, and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A of the Code. Notwithstanding anything in this Award Agreement to the contrary, (i) references to a Participant’s “termination of employment” and similar terms used in this Agreement mean, to the extent necessary to comply with Section 409A of the Code, the date that the Participant first incurs a Separation from Service, and (ii) if at the time of a Participant’s Separation from Service, the Participant is a “specified employee” for purposes of Section 409A of the Code, and the payment of the Restricted Equivalents and any dividend equivalents under this Award Agreement as a result of such Separation from Service is required to be delayed by six months pursuant to Section 409A of the Code, then the Company will make such payment on the date that is the first day of the seventh month following the Participant’s Separation from Service. “Separation from Service” shall have the meaning given such term by Section 409A of the Code, which generally states that an employee has a “Separation from Service” with an employer if the employee dies, retires, or otherwise has a termination of his or her employment with such employer. Whether a Separation from Service has occurred is determined based on whether the facts and circumstances indicate that the employer and employee reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the employee would perform after such date would permanently decrease to no more than 20 percent of the average level of bona fide services performed over the immediately preceding 36-month period.
11.Counterparts; Participant Acknowledgement. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. By the execution of this Award Agreement, the Participant signifies that the Participant has fully read, completely understands, and voluntarily agrees with this Award Agreement and knowingly and voluntarily accepts all of its terms and conditions.

*    *    *    *    *
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Exhibit 10.35
IN WITNESS WHEREOF, the Company and the Participant have duly executed this Award Agreement as of the respective date indicated below.

ACKNOWLEDGED AND ACCEPTED:	EDGEWELL PERSONAL CARE COMPANY

%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%	By:
Participant	Name:

Title:

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Exhibit 10.35
Exhibit A

Grant Date:	%%OPTION_DATE,'MONTH DD, YYYY'%-%
Participant:	%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Restricted Equivalents:	%%TOTAL_SHARES_GRANTED%-%

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Exhibit 10.35
APPENDIX A
INTERNATIONAL ADDENDUM TO AWARD AGREEMENT
FOR NON-U.S. PARTICIPANTS
EDGEWELL PERSONAL CARE COMPANY
Your participation in the Plan is governed exclusively by the Plan, the Award Agreement, this International Addendum, and the Plan each as amended from time to time.
In this International Addendum, the Company and its Related Corporations may be referred to as the “Company Group.” Capitalized terms that are used without definition in the International Addendum have the meanings given in the Plan or the Award Agreement, as applicable.
The International Addendum prevails in the event of any inconsistency with the Plan or other documents or communications relating to your participation in the Plan.
You should review all International Addendum provisions in Part A, as well as the provisions in Part B specific to any jurisdiction which may be applicable to you. You should also review the Plan, the Award Agreement and any other documents provided to you in connection with the Plan.
Part A. TERMS APPLICABLE TO ALL GRANTS OF EQUIVALENTS MADE TO EMPLOYEES OUTSIDE THE U.S
Definition of Retirement. Regardless of the terms set forth in the Award Agreement, the definition of “Retirement” eligible shall mean twenty (20) years of continuous service with the Company or one of its subsidiaries or affiliates.
Documentation. You have read, understood and agree with the Plan, the Award Agreement and this International Addendum, including any jurisdiction-specific notices in Part B below which may apply to you.
No Public Offer. The Plan is strictly limited to defined employees of the Company Group and rights under it are personal and may not be transferred.
The offer to participate in the Plan and any subsequent participation is not intended to constitute a public offer of shares in any jurisdiction, nor intended for registration or regulation in any jurisdiction outside of the United States of America. You should therefore keep all Plan-related documents confidential and you may not reproduce, distribute or otherwise make public any such documents without the Company’s prior express written consent.
Independent Advice Recommended. The information provided by the Company, Company Group or service providers (including without limitation third-party Plan administrators) in respect of the Plan does not take into account your individual circumstances, objectives, needs or financial situation and does not constitute legal, tax, investment or financial advice. Any tax or other information provided should therefore be considered guidance only.
The Plan benefits are in no way secured, guaranteed or warranted by the Company Group and the Plan involves certain risks. You should exercise caution in relation to Plan offers and/or participation. You should obtain independent professional advice if you are in doubt about any of the
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Exhibit 10.35
contents of the Plan documents and before taking actions in relation to the Plan, and you acknowledge that you have been given adequate opportunity to obtain such advice.
No Additional Entitlements. The offer by the Company of participation in the Plan and similar benefits is strictly discretionary and even if offers or participation in the Plan are regular and repeated, neither this nor your employment contract provides or implies any expectation or right in relation to:
i)your participation in the Plan or similar benefits in the future;
ii)the terms, conditions and amount of any Plan participation or similar benefits that the Company may decide to offer in future; or
iii)your continued employment with the Company Group.
The Company may at any time modify, suspend or terminate the Plan and any similar benefits, and/or your participation in such benefits, at its entire discretion in accordance with the Plan.
You acknowledge that you are not automatically entitled to the exercise of any discretion under the Plan in your favor and that you do not have any claim or right of action in respect of any decision, omission, or discretion which may operate to your disadvantage (even if that decision is unreasonable, irrational or might otherwise be regarded as perverse or in breach of any implied duties). You accept that decisions and determinations made on behalf of the Company under the Plan are final and binding in all respects
No Effect on Employment-Related Rights. Any compensation you receive (whether on a regular and repeated basis or on a one-off basis, and regardless of whether any payments are made through your employer’s payroll) in connection with the Plan is not part of your base salary or wages.
Nothing in the Plan documents:
i)will be taken into account in determining your wages, salary, other remuneration or compensation, bonuses, payments of any kind upon termination of your employment for any reason (whether or not found to be invalid, unlawful or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any), pension or retirement arrangements and payments, or any similar payments to these or other employee benefits; or
ii)confers on you the right to continue as an employee of the Company Group.
No Plan documents form part of your employment contract with your employer and they do not change in any way the terms of such contract.
Any participation in the Plan is entirely voluntary and will have no impact on your employment or your career with the Company Group, either positive or negative.
No Employer Involvement. The Plan is offered and administered by the Company and not by your employer (if different). All documents related to the Plan, the Plan Description, the Award Agreement, this International Addendum and the links by which you access these documents, originate from and are maintained by the Company.
Electronic Communications. All Plan-related documents and correspondence may be communicated and stored electronically using means which are secure, private and accessible to the relevant parties. You expressly consent to the sole use of electronic communications (including without limitation offer and acceptance) in connection with the Plan.
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Exhibit 10.35
No Public Offer. The Plan is strictly limited to defined employees of the Company Group and rights under it are personal and may not be transferred.
Recipient Data Privacy. Through my acceptance of this grant, I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal and/or sensitive data as described in this document by and among, as applicable, the Company, its affiliates and its subsidiaries (“the Company Group”) for the exclusive purpose of implementing, administering and managing my participation in the Plan. I understand that the Company Group holds certain personal and/or sensitive information about me, including, but not limited to, my name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any shares of Common Stock of stock or directorships held in the Company, details of all Restricted Equivalents or any other entitlement to shares of Common Stock of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor (“Data”), for the purpose of implementing, administering and managing the Plan. I also understand and unambiguously consent to the fact that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that my country may have different data privacy laws and protections than the laws in the recipient's country. If I am based in a European country, I understand that I should refer to Edgewell’s Safe Harbor Third Party Transfer Policy for more information and details about Data transfers. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of Common Stock acquired. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.
Risk Warnings.
i)Share price risk: There is a risk that shares may fall as well as rise in value. Market forces will impact the price of shares, and in the worst case, the market value of the shares may become zero. You agree that the Company Group is not liable for any loss due to movements in share value.
ii)Currency Risk: If shares are traded in a currency which is not the currency in your jurisdiction, the value of the shares to you may also be affected by movements in the exchange rate. There may also be an exchange rate risk in relation to any Plan-related currency which is not the currency of your jurisdiction. You agree that the Company Group is not liable for any loss due to movements in the exchange rate or any charges imposed in relation to the conversion or transfer of currency.
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Exhibit 10.35
Exchange Control and Resale Obligations. Under local exchange controls, currency controls or foreign asset reporting requirements you may be subject to certain notification, approval and/or repatriation obligations with respect to shares and funds you may receive in connection with the Plan.
Among other things, such obligations may affect your ability to hold foreign shares; bring shares into your jurisdiction; reinvest dividends; and receive dividends, share sale proceeds and other payments in a local or foreign account. You may further be subject to local securities law and/or exchange control restrictions and other obligations on the resale of shares.
You agree that you are solely responsible for ensuring compliance with any such obligations that may apply to you in connection with the Plan, and the Company recommends that you obtain independent professional advice in this regard. In the event that you fail to comply with any such obligations, the Company Group will not be liable in any way for resulting fines or other penalties.
Tax Responsibility. You acknowledge and agree that:
i)all Plan benefits may be subject to tax and social security in the jurisdiction(s) where you are employed, reside or are otherwise subject to tax;
ii)the Company Group may withhold amounts and make arrangements as considered necessary to meet any tax or social security liability (however, your liability may exceed any amounts withheld and paid on your behalf);
iii)you are responsible for and bear any liability for any personal tax and social security charges or similar payments due in relation to your participation in the Plan; and
iv)you indemnify the Company Group and agree to make any appropriate arrangements in order to satisfy such payments.
The Company Group does not warrant any particular tax treatment in relation to the Plan benefits.
Mobile Employees. If you are a mobile employee, meaning that you are based in different jurisdictions during the course of your employment and/or your participation in the Plan or that you are or may be subject to tax in more than one country, you are strongly encouraged to inform the Company and to consult your personal tax adviser(s) regarding the tax treatment of any Plan benefits.
You agree that if there may be adverse legal, regulatory or tax consequences of being a mobile employee, the Company may adjust the terms of your participation in the Plan as reasonably considered necessary or desirable.
English Language. You accept that the Plan documents (including all contracts and communications) are in the English language and it is possible that no translated or interpreted versions will be provided. You are responsible for ensuring that you fully understand the Plan documents. The English version of such documents will always prevail in the event of any inconsistency with translated or interpreted documents.
Governing Law. The Plan is governed by the laws of the United States of America, and you waive any entitlement to have any Plan-related disputes determined under the law of an alternative jurisdiction except as required by applicable laws.
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Exhibit 10.35
Severability. If any provision (in whole or in part) of the International Addendum or other Plan documents is to any extent found to be illegal, otherwise invalid, or incapable of being enforced, that provision will be excluded only to the extent of such illegality, invalidity or unenforceability.
All other provisions will remain in full effect and, to the extent possible, the illegal, invalid or unenforceable provision will be deemed replaced by a provision that is legal, valid and enforceable and that comes closest to expressing the intention of the illegal, invalid or unenforceable provision.
Adequate Information. You certify that you:
i)have been given all relevant information and materials with respect to the operations and financial condition of the Company and your participation in the Plan;
ii)have read and understood such information and materials;
iii)are fully aware and knowledgeable of the terms and conditions of the Plan; and
iv)completely and voluntarily agree to the terms and conditions of the Plan.
Part B. PROVISIONS APPLICABLE TO EMPLOYEES IN PARTICULAR JURISDICTIONS
Please refer to the country-specific sections below for any jurisdiction which may be applicable to you in connection with your participation in the Plan.
This information is based on the securities, exchange control and other laws in effect in the relevant jurisdictions as of September 2021. Such laws are often complex and change frequently and the information in this International Addendum does not take into account your individual circumstances. As a result, the Company strongly recommends that you seek ongoing independent professional advice as appropriate.
EUROPEAN UNION
Terms and Conditions
Data Privacy. Where you are a resident of the European Union, the following provision applies and supplements the Recipient Data Privacy clause above. You understand and acknowledge that:
•The data controller is the Company; queries or requests regarding your Data should be made in writing to the Company’s representative relating to the Plan or offering matters, who may be contacted at: compliance@edgewell.com;
•The legal basis for the processing of Data is that the processing is necessary for the performance of a contract to which you are a party (namely, this Award Agreement);
•Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan;
•You may, at any time, access your Data, request additional information about the storage and processing of Data, require any necessary amendments to personal Data without cost or exercise any other rights you may have in relation to your Data under applicable law, including the right to make a complaint to an EU data protection regulator.
AUSTRALIA
Equivalents Settled in shares of Common Stock Only. Notwithstanding any discretion contained in the Plan, or any provision in the Award Agreement to the contrary, Equivalents shall be
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Exhibit 10.35
paid in shares of Common Stock only to employees in Australia and do not provide any right for you to receive a cash payment (beyond cash dividends paid pursuant to Clause 4 of the Award Agreement).
No Obligation to Issue Shares at Vesting. If the Company determines that it is not able to issue shares to you in compliance with the securities law rules in Australia, the Company will not be obligated to issue shares to you at vesting and will not have an obligation to compensate you in lieu of receiving shares.
Securities Information. If you acquire shares of Common Stock pursuant to the Equivalents and you offer the shares of Common Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on your disclosure obligations prior to making any such offer.
CANADA
Form of Settlement. Equivalents granted to employees resident in Canada shall be paid in shares of Common Stock only. In no event shall any of such Equivalents be paid in cash, notwithstanding any discretion contained in the Plan to the contrary.
Termination of Service. This provision replaces Clause 6 of the Award Agreement:
Your right to vest in the Equivalents will terminate effective as of the date that is the earlier of (1) the date you receive notice of termination of service from the Company or your Employer, or (2) the date your service terminates, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Company shall have the exclusive discretion to determine when you are no longer providing service for purposes of this Award Agreement.
Authorization of Release and Transfer Necessary Personal Information. This provision supplements the Recipient Data Privacy clause above:
You hereby authorize the Company and the Company's representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. You further authorize the Company, any subsidiary or affiliate and the administrator of the Plan to disclose and discuss the Plan with their advisors. Finally, you authorize the Company and any subsidiary or affiliate to record such information and to keep such information in your employee file.
French Language Provision. The following provision will apply if you are a resident of Quebec:
The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la redaction en anglais de cette convention ("Award Agreement"), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement a la présente convention.
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Exhibit 10.35
CHILE
Securities Law Notification. Neither Edgewell Personal Care Company, the Plan nor the Shares have been registered in the Securities Registry (Registro de Valores) or in the Foreign Securities Registry (Registro de Valores Extranjeros) of the Chilean Commission for the Financial market (CMF) (Comisión para el Mercado Financiero de Chile). Likewise, it is recorded that:
i)the Shares may not be publicly offered in Chile; and
ii)the issuer will not be subject to the CMF's oversight nor to periodic disclosures that, by law and regulation, are required to those registered issuers.
Ni Edgewell Personal Care Company, ni el Plan ni las Acciones han sido registradas en el Registro de Valores o en el Registro de Valores Extranjeros que lleva la Comisión para el Mercado Financiero de Chile (CMF) y ninguno de ellos está sujeto a la fiscalización de la CMF. Asimismo, se deja constancia de que:
i)no podrá hacerse oferta pública de tales Acciones en Chile; y
ii)que el emisor de los valores no está sometido a la fiscalización de la CMF ni a las obligaciones de información continua que, por ley o normativa, se exige a los emisores inscritos.
English Language Consent. The employee declares that they perfectly read and understand English and that the fact that this document is in English does not represent any inconvenience or prejudice to the employee. Consequently, the employee accepts the terms and conditions stated in English herein.
El Trabajador declara que lee y entiende perfectamente el idioma inglés, y que la circunstancia de que este documento se encuentre en inglés no representa ningún inconveniente o perjuicio para el trabajador. En consecuencia, el trabajador acepta los términos y condiciones establecidos en este documento en idioma inglés."
COLOMBIA
English Language Consent. The employee declares that they perfectly read and understand English and that the fact that this document is in English does not represent any inconvenience or prejudice to the employee. Consequently, the employee accepts the terms and conditions stated in English herein.
“Consentimiento del idioma inglés. El Trabajador declara que lee y entiende perfectamente el idioma inglés, y que la circunstancia de que este documento se encuentre en inglés no representa ningún inconveniente o perjuicio para el trabajador. En consecuencia, el trabajador acepta los términos y condiciones establecidos en este documento en idioma inglés.”
Modification. You understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
“Modificación. Usted reconoce y acuerda que cualquier modificación del Plan o su terminación no constituye un cambio o desmejora de los términos y condiciones de empleo. ”Mandate. Through the execution of this Agreement, the Participant grants a non-remunerated mandate to the Company and/or its Colombian affiliate for them to be able to, jointly or separately, retain, hold and dispose of the
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Exhibit 10.35
shares deducted (or their cash-equivalent) that would have otherwise been distributed, as set forth in paragraph 9 of this Agreement. The mandate is granted with the sole purpose of satisfying and paying the necessary income withholding taxes due in Colombia.
The abovementioned mandate will be in force from the Payment Date (moment in which the shares are effectively transferred to the Participant) and (i) until income withholding taxes are paid in Colombia by the Company’s Colombian affiliate, or (ii) due to any legal reasons set forth by Colombian law. The mandate will be renewed every time a Vesting/Payment Date happens.
The Company and/or its Colombian affiliate are expressly authorized to: (i) delegate the herein conferred mandate (with the sole purpose of accomplishing the purposes established above); and (ii) dispose of the shares by acquiring them themselves and/or their economically linked entities, following the guidelines set forth in paragraph 9 of this Agreement.
The Participant hereby expressly relieves the Company and its Colombian affiliate from the obligation to report back to the Participant for the activities carried out as nominees.
“Mandato. Con la firma del presente Acuerdo, el Participante otorga un mandato no remunerado a la Compañía y/o su filial colombiana para que estas puedan, conjunta o separadamente, retener, conservar y/o disponer de las acciones descontadas (o su equivalente en efectivo) que de otra manera se habrían distribuido según lo establecido en el numeral 9 de este Acuerdo. El mandato se otorga con el único propósito de satisfacer y pagar los impuestos debidos por concepto de retención en la fuente del impuesto sobre la renta en Colombia.
El mencionado mandato estará en vigor a partir de la Fecha de Pago (momento en el cual las acciones se transfieren efectivamente al Participante) y (i) hasta que los impuestos de retención en la fuente por concepto de impuesto sobre la renta sean pagados en Colombia por parte de la filial colombiana de la Compañía, o (ii) debido a cualquier otro motivo establecido por la ley colombiana. El mandato se renovará cada vez que ocurra una Fecha de Adquisición/Pago.
La Compañía y/o su filial colombiana están expresamente autorizadas a: (i) delegar el mandato aquí otorgado (con el único propósito de cumplir con los fines establecidos anteriormente); y (ii) disponer de las acciones retenidas adquiriéndolas directamente (conjunta o separadamente) o por medio de sus entidades económicamente vinculadas, siguiendo las pautas establecidas en el numeral 9 de este Acuerdo.
El Participante libera expresamente a la Compañía y a su filial colombiana de la obligación de rendirle cuentas sobre las actividades realizadas en sus funciones de mandatarias.”
CZECH REPUBLIC
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
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Exhibit 10.35
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
FRANCE
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
GERMANY
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
HONG KONG
Form of Settlement. Notwithstanding any discretion contained in the Plan, or any provision in the Agreement to the contrary, Equivalents shall be paid in Shares only and do not provide any right for you to receive a cash payment.
Securities Law Notification. Warning: The Equivalents and shares of Common Stock issued at vesting do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company, or one of its subsidiaries or affiliates. The Award Agreement, including this Appendix, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a "prospectus" for a public offering of securities under the applicable securities legislation in Hong Kong nor have the documents been reviewed by any regulatory authority in Hong Kong. The Equivalents are intended only for the personal use of each eligible employee of the Employer, the Company or any subsidiary or affiliate and may not be distributed to any other person. If you are in any doubt about any of the contents of the Award Agreement, including this Appendix, or the Plan, you should obtain independent professional advice.
Settlement of Equivalents and Sale of shares of Common Stock. In the event your Equivalents vest and shares of Common Stock are issued to you within six months of the grant date, you agree that you will not dispose of any shares of Common Stock acquired prior to the six-month anniversary of the grant date.
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Exhibit 10.35
Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance in Hong Kong.
JAPAN
There are no country specific provisions.
MALAYSIA
Securities Law Notification. If you are employed in Malaysia, you should note that the grant of Equivalents in Malaysia constitutes or relates to an 'excluded offer', 'excluded invitation' or 'excluded issue' pursuant to Sections 229 and 230 of the Malaysian Capital Markets and Services Act 2007. Copies of the Plan, and related documents, may have been delivered to the Securities Commission of Malaysia. The Plan, and related documents, do not constitute, and may not be used for the purpose of, a public offering or issue, offer for subscription or purchase, invitation to subscribe for or purchase of any securities requiring the registration of a prospectus with the Securities Commission in Malaysia under the Capital Markets and Services Act 2007.
Malaysian Insider Trading Notification. You should be aware of the Malaysian insider-trading rules, which may impact your acquisition or disposal of shares of Common Stock or rights to shares of Common Stock under the Plan. Under the Malaysian insider-trading rules, you are prohibited from acquiring or selling shares of Common Stock or rights to shares of Common Stock (e.g., an award under the Plan) when you are in possession of information which is not generally available and which you know or should know will have a material effect on the price of shares of Common Stock once such information is generally available.
Director Notification Obligation. If you are a director of the Company's Malaysian subsidiary or affiliate, you are subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Subsidiary or Affiliate in writing when you receive or dispose of an interest (e.g., an Award under the Plan or shares of Common Stock) in the Company or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in the Company or any related company.
MEXICO
Securities Law Notification. The shares used in connection with the Plan have not been registered with the National Register of Securities maintained by the Mexican Banking and Securities Commission and may not be offered or sold publicly in Mexico. The Plan documents may not be publicly distributed in Mexico. These materials are addressed to you only because of your existing labor relationship with the Group and may not be reproduced or copied in any form. The offer contained in these materials is addressed solely to the present employees of the Group in Mexico and any rights under the Plan may not be assigned or transferred. The shares used in connection with the Plan will be offered pursuant to a private placement exception under the Mexican Securities Law.
Modification. By accepting the Equivalents, you understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
Confidential Information. The following provisions supplement Clause 8(a) of the Award Agreement:
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Exhibit 10.35
You agree and understand that the "Confidential Information" as set forth in Clause 8(a) of the Award Agreement constitutes trade secrets (secretos industriales) for purposes of articles 82 to 86 of the Industrial Property Law, and further, that unauthorized disclosure of such Confidential Information shall result in civil and criminal liability attributable to you. You shall indemnify the Company for the corresponding actual damages and loss of profits resulting from an unauthorized disclosure of Confidential Information, and you agree and are aware that such damages and loss of profits may be substantial.
You further agree that you will not, for any reason and at any time, once the labor relationship between you and your employer is terminated, make any unauthorized disclosure of any Confidential Information, or make any use thereof. You also agree to preserve and protect the confidentiality of third party’s Confidential Information to the same extent, and on the same basis, as Confidential Information of the Company and the Company Group. The aforementioned obligations shall not be followed by any consideration to you.
Acknowledgement of the Award Agreement. In accepting the grant of Equivalents, you acknowledge that you have received a copy of the Plan, have reviewed the Plan and the Award Agreement in their entirety and fully understand and accept all provisions of the Plan and the Award Agreement. You further acknowledge that you have read and specifically and expressly approve the terms and conditions of [Insert Acquired Rights Clause, if any, and location] in which the following is clearly described and established:
(1)Your participation in the Plan does not constitute an acquired right.
(2)    The Plan and your participation in the Plan are offered by the Company on a wholly discretionary basis.
(3)    Your participation in the Plan is voluntary.
(4)    The Employer, the Company and its subsidiaries and affiliates are not responsible for any decrease in the value of the underlying shares of Common Stock.
Labor Law Acknowledgement and Policy Statement. In accepting the grant of Equivalents, you expressly recognize that Edgewell Personal Care Company with registered offices at 1350 Timberlake Manor Parkway; St. Louis, MO 63017, is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of shares of Common Stock does not constitute an employment relationship between you and Edgewell Personal Care Company since you are participating in the Plan on a wholly commercial basis and on a wholly commercial basis and your sole employer is Edgewell Personal Care Mexico, S.A. de C.V. Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and your employer, Edgewell Personal Care Mexico, S.A. de C.V., and do not form part of the employment conditions and/or benefits provided by Edgewell Personal Care Company and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of Edgewell Personal Care Company; therefore, Edgewell Personal Care Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you.
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Exhibit 10.35
Finally, you hereby declare that you do not reserve any action or right to bring any claim against Edgewell Personal Care Company or your employer, Edgewell Personal Care Mexico, S.A. de C.V., for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to Edgewell Personal Care Company, its subsidiaries, affiliates, branches, representation offices, its shareholders, officers, agents or legal representatives with respect to any claim that may arise.
Spanish Translation of the Acknowledgement of the Award Agreement and Labor Law Acknowledgement and Policy Statement Provisions Above:
Modification. Al aceptar las Unidades, usted reconoce y acuerda que cualquier modification del Plan o su terminacion no constituye un cambio o desmejora de los terminos y condiciones de empleo.
Constancia de aceptación del Acuerdo. Al aceptar las Unidades, el empleado hace constar que ha recibido una copia del Plan, ha leído atentamente el Plan y el Acuerdo en su totalidad y entiende cabalmente y acepta todas las cláusulas del Plan y el Acuerdo. Además, el empleado hace constar que ha leído y aprueba de manera específica y expresa los términos y condiciones de la Sección 8 del Acuerdo, en la cual se describe y establece con toda claridad lo siguiente:
(1)    La participación del empleado en el Plan no constituye un derecho adquirido.
(2)La Compañía ofrece el Plan y la participación del empleado en el Plan de manera totalmente discrecional.
(3)La participación del empleado en el Plan es voluntaria.
(4)El empleador, la compañía y sus subsidiarias y filiales no son responsables por ningún decremento en el valor de las acciones subyacentes.
Constancia de aceptación de la ley laboral y declaración de política. Al aceptar las Unidades, el empleado reconoce expresamente que Edgewell Personal Care Company, con oficinas registradas en 1350 Timberlake Manor Parkway; St. Louis, MO 63017, Estados Unidos de América, es responsable únicamente de la administración del Plan y que la participación del empleado en el Plan y la adquisición de las acciones no constituyen una relación de trabajo entre el empleado y Edgewell Personal Care Company, toda vez que el empleado participa en el Plan de manera completamente comercial y el único empleador del empleado es Edgewell Personal Care Mexico, S.A. de C.V. Con base en lo anterior, el empleado reconoce expresamente que el Plan y los beneficios que el empleado pueda obtener de la participación en el Plan no establecen ningún derecho entre el empleado y su empleador Edgewell Personal Care Mexico, S.A. de C.V., y no forman parte de las condiciones de trabajo ni de las prestaciones ofrecidas por Edgewell Personal Care Company y cualquier modificación del Plan o la terminación de éste no constituyen un cambio o deterioro de los términos y condiciones de trabajo del empleado.
Además, el empleado entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de Edgewell Personal Care Company; por lo tanto, Edgewell Personal Care Company se reserva el derecho absoluto de modificar o interrumpir la participación del empleado en cualquier momento sin ninguna responsabilidad con el empleado.
Por último, el empleado declara por este medio que no se reserva ninguna acción o derecho de interponer ninguna demanda contra Edgewell Personal Care Company para reclamar el pago de indemnización o daños y perjuicios en relación con alguna cláusula del Plan o los beneficios derivados del Plan y, por lo
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Exhibit 10.35
tanto, el empleado otorga una exoneración amplia y total a Edgewell Personal Care Company, sus subsidiarias, filiales, sucursales, oficinas de representación, accionistas, funcionarios, agentes y representantes legales con respecto a cualquier reclamo que pueda surgir.
PERU
Securities Law Notification. If you are employed in Peru, the following statement is hereby made part of the Plan: the shares to be issued upon settlement of your Equivalents have not been registered with the Public Register of the Securities Market maintained by the Peruvian Securities Market Superintendence (Superintendencia del Mercado de Valores - SMV), and may not be offered or sold publicly in Peru. In addition, the contents of the Plan documents have not been reviewed by any Peruvian regulatory authority.
POLAND
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
SPAIN
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
TAIWAN
Securities Law Notification. The grant of Equivalents has not been and will not be registered with the Financial Supervisory Commission of R.O.C. (Taiwan) pursuant to relevant securities laws and regulations. The shares may not be offered or sold within Taiwan (R.O.C.) through a public offering or in circumstance which constitute an offer within the meaning of the Securities and Exchange Act of Taiwan (R.O.C.) that requires a registration or approval of the Financial Supervisory Commission of R.O.C. (Taiwan) or is prohibited under the applicable laws of Taiwan (R.O.C.)."
「如您為台灣地區員工，下列說明亦為本計畫之一部分：本計畫中獎勵之配發並未依據相關證券法規向中華民國金融監督管理委員會（金管會）辦理登記。若您依據本計畫取得任何股票，該股
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Exhibit 10.35
票不得於中華民國境內透過公開發行，或透過中華民國證券交易法下需向金管會辦理登記或申請核准之有價證券發行行為、或其他中華民國法令所禁止等方式為募集或銷售。
UNITED ARAB EMIRATES
There are no country specific provisions.
UNITED KINGDOM
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company, Inc. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Section 86(aa) of the Financial Services and Markets Act 2000 (as amended, supplemented or substituted by any UK legislation enacted in connection with the UK’s exit from the European Union). The total maximum number of shares which are the subject of this offer is 9,240,066.
Tax and National Insurance Contributions Acknowledgment. The following provisions supplement Clause 9 of the Award Agreement:
You agree that if you do not pay or the Employer or the Company does not withhold from you the full amount of Tax-Related Items that you owe due to the vesting of the Equivalents, or the release or assignment of the Equivalents for consideration, or the receipt of any other benefit in connection with the Equivalents (the "Taxable Event") within 90 days after the end of the tax year in which the Taxable Event occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“Due Date”), then the amount that should have been withheld shall constitute a loan owed by you to the Employer, effective on the Due Date. You agree that the loan will bear interest at the HMRC's official rate and will be immediately due and repayable by you, and the Company and/or the Employer may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to you by the Employer, by withholding in shares of Common Stock issued upon vesting and settlement of the Equivalents or from the cash proceeds from the sale of shares of Common Stock or by demanding cash or a cheque from you. You also authorize the Company to delay the issuance of any shares of Common Stock to you unless and until the loan is repaid in full.
Notwithstanding the foregoing, if you are an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that you are an officer or executive director and Tax-Related Items are not collected from or paid by you by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to you on which additional income tax and national insurance contributions may be payable. You acknowledge that the Company or the Employer may recover any such additional income tax and national insurance contributions at any time thereafter by any of the means referred to in Clause 9 of the Award Agreement.
23
|US-DOCS\165736536.1||

EDGEWELL PERSONAL CARE COMPANY
PERFORMANCE RESTRICTED STOCK EQUIVALENT AWARD AGREEMENT
This Performance Restricted Stock Equivalent Award Agreement (this “Award Agreement”) is made and entered into as of the date set forth on Exhibit A (the “Grant Date”), by and between Edgewell Personal Care Company (the “Company”) and the named employee set forth on Exhibit A (the “Participant”). Capitalized terms not defined in this Award Agreement shall have the respective meanings given such terms by the 2nd Amended and Restated Edgewell Personal Care Company 2018 Stock Incentive Plan (the “Plan”).
1.Award. The Company hereby grants to the Participant an Award (the “Award”) of performance-based Restricted Stock Equivalents (the “Performance Equivalents” and such number of Performance Equivalents (the “Target Performance Equivalents”) subject to the provisions of the Plan and to the terms and conditions of this Award Agreement as set forth on Exhibit A.
2.Vesting and Payment. Vesting of the Performance Equivalents is contingent upon the Participant’s continued employment with the Company and its affiliates and upon the achievement of performance targets for the Performance Period specified on Schedule A. Subject to the provisions of the Plan and this Award Agreement, a number of the Performance Equivalents will vest after the date that the Company publicly releases earnings results for the third fiscal year of the Performance Period (the “Vesting/Payment Date”) based on the achievement of the performance goals specified on Schedule A. Upon vesting, each vested Performance Equivalent will convert at that time into the right to receive one share of Common Stock, which, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued to the Participant on, or as soon as practicable after, the Vesting/Payment Date, but no later than the later of (i) the December 31st immediately following the last day of the Performance Period, or (ii) the 15th day of the third calendar month following the last day of the Performance Period.
3.Acceleration of Vesting and Payment. Notwithstanding the provisions of Paragraph 2 above and Schedule A, the Performance Equivalents will immediately vest, convert into the right to receive shares of Common Stock and be paid to the Participant (or in the event of the Participant’s death, the Participant’s designated beneficiary) in the event of:
(a)the Participant’s death, but only for a number of shares equal to the Target Performance Equivalents subject to this Award Agreement;
(b)the Participant’s termination of employment due to Disability, but only for a number of shares equal to the Target Performance Equivalents multiplied by a fraction, the numerator of which is the number of full months beginning on the first day of the month in which the Performance Period commences and ending on the first day of the month following the Participant’s termination of employment (not to exceed the number of full months in the Performance Period), and the denominator of which is the number of full months in the Performance Period; or
(c)a Change of Control of the Company if either (i) the employment of the Participant is terminated or (ii) the acquirer does not agree to assume or substitute the Performance Equivalents for similar awards on shares of acquirer’s common stock, but, only for the number of Performance Equivalents which would have vested had the Performance Period ended on the date the Change of Control occurs based on a determination by the Committee of the extent to which performance goals with respect to the Performance Period have been met based on such audited or unaudited financial information or other information then available that the Committee deems relevant.
In the event of acceleration because of the occurrence of the Participant’s death, the shares of Common Stock from the conversion of the Performance Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid, no later than the later of (i) the December 31st immediately following such event, or (ii) the 15th day of the third calendar month following such event. In the event

|US-DOCS\165736536.1||

Exhibit 10.35
of acceleration because of the Participant’s termination of employment due to Disability, the shares of Common Stock from the conversion of the Performance Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid, on the first day of the seventh month following such event. In the event of acceleration because of the occurrence of a Change of Control of the Company, if the Change of Control qualifies as a Section 409A Change of Control, the shares of Common Stock from the conversion of the Performance Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid, no later than the later of (i) the December 31st immediately following the Change of Control, or (ii) the 15th day of the third calendar month following the Change of Control; otherwise, the shares of Common Stock from the conversion of the Performance Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid, no later than the later of (i) the December 31st immediately following the last day of the Performance Period, or (ii) the 15th day of the third calendar month following the last day of the Performance Period.
4.Dividend Equivalents. If and to the extent that the Performance Equivalents vest, additional cash payments equal to the amount of dividends, if any, which would have been paid to the Participant had shares of Common Stock been issued in lieu of the Performance Equivalents which have vested, as well as any cash dividend for which the record date has passed but the payment date has not yet occurred, will be paid at the same time as the Performance Equivalents on which the dividend equivalents are being paid. No interest shall be included in the calculation of such dividend equivalents.
5.Shareholder Rights. The Participant shall not be entitled, prior to the conversion of the Performance Equivalents into the right to receive shares of Common Stock and the issuance of such shares to the Participant, to any rights as a shareholder with respect to such shares of Common Stock, including the right to vote, sell, pledge, transfer or otherwise dispose of the shares.
6.Forfeiture.
(a)All rights in and to any and all Performance Equivalents granted pursuant to this Award Agreement, and to any shares of Common Stock into which they would convert, which have not vested as described in Paragraph 2 or 3 above and Schedule A, shall be forfeited:
(i)if the performance targets for the Performance Period are not met;
(ii)upon the Participant’s voluntary or involuntary termination of employment, except as described in Paragraph 6(b) below; or
(iii)upon a determination by the Committee that the Participant engaged in competition with the Company or other conduct contrary to the best interests of the Company in violation of Paragraph 8 below.
(b)If the Participant incurs a voluntary termination of employment that is (i) more than 12 months after the Grant Date and (ii) on or after the date on which the Participant (A) is at least 55 years of age and (B) has 10 or more Years of Service as of the date of such termination of employment, the Participant shall not forfeit a portion of the Performance Equivalents equal to the number of Performance Equivalents that vest in accordance with Paragraph 2 above and Schedule A, after the end of the Performance Period (as determined after the end of the Performance Period), multiplied by a fraction, the numerator of which is the number of full months in the period which begins on the first day of the month in which the Performance Period commences and ends on the first day of the month following the Participant’s termination of employment (not to exceed the number of full months in the Performance Period), and the denominator of which is the number of full months in the Performance Period. “Years of Service” means the number of years of service the Participant is credited with for vesting purposes under any U.S. qualified plan maintained by the Company or its affiliates,

|US-DOCS\165736536.1||

Exhibit 10.35
regardless of whether the Participant is a participant in such plan. In the event of such a voluntary termination of employment, the shares of Common Stock from the conversion of the Performance Equivalents, less the number of shares of Common Stock withheld to satisfy tax withholding pursuant to Paragraph 9 below, will be issued, and related payments, if any, shall be paid at the same time that payment would have been made had the Participant’s employment not terminated, in accordance with the payment terms in Paragraph 2 above.
7.Recoupment. As provided by Section 6.9 of the Plan, notwithstanding anything in the Plan or this Award Agreement, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under this Award Agreement by the Company at any time.
8.Participant Covenants. The Participant hereby covenants:
(a)Confidential Information. By executing this Award Agreement, the Participant acknowledges and reaffirms those provisions set forth in the Company’s standard Intellectual Property, Confidential Information and Non-Solicit Agreement (the “Confidential Information Agreement”), which is incorporated herein by reference, and further agrees that, except as otherwise permitted by Paragraph 8(i) below, he or she shall not, directly or indirectly, use, make available, sell, disclose or otherwise communicate to any person, other than in the course of his or her assigned duties and for the benefit of the Company, either during the period of his or her employment or at any time thereafter, any nonpublic, proprietary or confidential information, knowledge or data relating to the Company, any of its affiliates, or their businesses, which the Participant shall have obtained during his or her employment by the Company or an affiliate. The foregoing shall not apply to information that (i) was known to the public prior to its disclosure to the Participant; (ii) becomes known to the public subsequent to disclosure to the Participant through no wrongful act of his or hers, or any of his or her representatives; or (iii) the Participant is required to disclose by applicable law, regulation or legal process (provided that the Participant provides the Company with prior notice of the contemplated disclosure and reasonably cooperates with the Company at its expense in seeking a protective order or other appropriate protection of such information). Notwithstanding clauses (i) or (ii) of the preceding sentence, the Participant’s obligation to maintain such disclosed information in confidence shall not terminate if only portions of the information are in the public domain.
(b)Non-Competition. By executing this Award Agreement, the Participant acknowledges that, in light of the Confidential Information possessed by Participant as set forth in Paragraph 8(a), above, Participant’s performance of services for a competing business will result in irreparable harm to the Company and its affiliates. Participant therefore agrees that, during Participant’s employment with the Company, and for a period of one (1) year following the Participant’s separation from the Company, Participant will not directly or indirectly own, manage, operate, join, control, be employed by or with, or participate in any manner with a Competing Business anywhere in the Restricted Territory where doing so will require Participant to provide the same or substantially similar services to any such Competing Business as those which Participant provided to the Company during the last two (2) years of Participant’s employment. A Competing Business is any individual (including Participant), corporation, limited liability company, partnership, joint venture, association, or other entity, regardless of form, that is directly engaged in whole or in relevant part in any business or enterprise that is the same as, or substantially the same as, the Business of the Company (or the business of Company affiliate for which Participant has worked in the previous two (2) years), or that is taking material steps to engage in such business. The Business of the Company for purposes of this Non-Competition restriction is defined as the Edgewell businesses and/or product line(s) in which the Participant worked during the previous two (2) years before Participant’s separation from the Company. The Restricted Territory is the geographic territory in which Participant worked, represented the Company, and/or any other location in which the Participant would be providing the same or substantially similar services to any such Competing Business that he or she provided to the Company during the last two years of Participant’s employment. The Participant agrees that the foregoing restrictions are reasonable, necessary, and enforceable for the protection of the goodwill and business of the Company and its affiliates.

|US-DOCS\165736536.1||

Exhibit 10.35
(c)Non-Solicitation. During the Participant’s employment with the Company or an affiliate and for the two-year period thereafter, the Participant agrees that he or she will not, directly or indirectly, individually or on behalf of any other person, firm, corporation or other entity, knowingly solicit, aid or induce (i) any employee of the Company or any affiliate of the Company to leave such employment in order to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Company or knowingly take any action to hire or to materially assist or aid any other person, firm, corporation or other entity in identifying or hiring any such employee, or (ii) any customer of the Company or any affiliate to purchase goods or services then sold by the Company or any affiliate from another person, firm, corporation or other entity or assist or aid any other persons or entity in identifying or soliciting any such customer. The Participant agrees that the foregoing restrictions are limited to employees, affiliates or customers with whom Participant had direct or indirect (e.g., through others) business contact during the last two years of Participant’s employment and that these restrictions are reasonable, necessary, and enforceable in order to protect the Company’s and its affiliates’ trade secrets, confidential and proprietary information, goodwill, and loyalty.
(d)Exceptions. The Non-Competition and/or Non-Solicitation obligations in this Section shall not apply to Participant if Participant is covered under an applicable state statute or local ordinance/rule prohibiting non-competes or non-solicits, including on the basis of Participant’s income. The Non-Competition obligations in this Section also shall not apply to any Participant who is licensed to practice law in any state in the United States and who joins a competing business in a legal position for the purpose of providing legal advice.
(e)Non-Disparagement. The Participant agrees not to make any statements that disparage the Company or its affiliates or their respective employees, officers, directors, products or services. Notwithstanding the foregoing, statements made in the course of sworn testimony in administrative, judicial or arbitral proceedings (including, without limitation, depositions in connection with such proceedings) shall not be subject to this Paragraph 8(e), nor shall any actions permitted by Paragraph 8(i) below be subject to this Paragraph 8(e).
(f)Severability and Reformation. In the event any of the provisions, paragraphs, sentences or words of this Paragraph 8 shall ever be deemed to be overly broad or illegal (e.g., exceed the time, scope or geographic limitations permitted by applicable laws), then such provisions shall be severed or reformed so that the covenants are permitted by applicable law.
(g)Equitable Relief.
(i)The Participant acknowledges that the restrictions in this Paragraph 8 are reasonable and necessary to protect the legitimate interests of the Company and its affiliates, that the Company would not have granted this Award Agreement in the absence of such restrictions, and that any violation of any provisions of this Paragraph 8 will result in irreparable injury to the Company and its affiliates. By agreeing to accept this Award Agreement, the Participant represents that his or her experience and capabilities are such that the restrictions contained herein will not prevent him or her from obtaining employment or otherwise earning a living at the same general level of economic benefit as is currently the case. The Participant further represents and acknowledges that he or she has been advised by the Company to consult his or her own legal counsel in respect of this Award Agreement, and the Participant has had full opportunity, prior to agreeing to accept this Award Agreement to review thoroughly its terms and provisions with his or her counsel.
(ii)The Participant agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of this Paragraph 8, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled.
(iii)The Participant irrevocably and unconditionally consents to the service of any process, pleadings notices or other papers in a manner permitted by law.

|US-DOCS\165736536.1||

Exhibit 10.35
(h)Waiver; Survival of Provisions. The failure by the Company to enforce at any time any of the provisions of this Paragraph 8 or to require at any time performance by the Participant of any provisions hereof, shall in no way be construed to be a release of the Participant or waiver of such provisions or to affect the validity of this Award Agreement or any part hereof, or the right of the Company thereafter to enforce every such provision in accordance with the terms of this Award Agreement. The obligations contained in this Paragraph 8 shall survive the termination of the Participant’s employment with the Company or any affiliate and shall be fully enforceable thereafter.
(i)Permissible Actions. Notwithstanding the foregoing, nothing in Paragraph 8(a) or 8(e) above: (i) prohibits the Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice and the Securities Exchange Commission, in accordance with the provisions and rules of Section 21F of the Exchange Act, Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of state or federal law or regulation, or (ii) requires notification or prior approval by the Company of any such report; provided that, the Participant is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege. In addition, nothing in this Agreement in any way prohibits or is intended to restrict or impede, and shall not be interpreted or understood as restricting or impeding the Participant from: (a) exercising the Participant’s rights under Section 7 of the National Labor Relations Act (NLRA) (including with respect to engaging in concerted activities for the purpose of collective bargaining or other mutual aid or protection, discussing terms and conditions of employment, or otherwise engaging in protected conduct); or (b) otherwise disclosing or discussing truthful information about unlawful employment practices (including unlawful discrimination, harassment, retaliation, or sexual assault). Furthermore, the Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (1) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of law or (2) in a complaint or other document filed in a lawsuit or proceeding, if such filings are made under seal.
9.Withholding of Taxes. The Company and its Affiliates shall have the right to deduct shares of Common Stock that would otherwise be distributed pursuant to this Award Agreement from any payment made under this Award Agreement in satisfaction of the federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. Shares of Common Stock tendered as payment of required tax withholding shall be valued at the fair market value of the Company’s Common Stock on the date such tax withholding obligation arises. It shall be a condition to the obligation of the Company to issue shares of Common Stock or other property, or any combination thereof, upon payment of the Award, that the Participant pay to the Company or an Affiliate, upon its demand, such amount as may be requested by the Company or the Affiliate for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock or other property, or any combination thereof.
10.Miscellaneous.
(a)Compliance with Laws. If the Company, in its sole discretion, determines that the listing upon any securities exchange or registration or qualification under any federal, state or local law or any foreign law of any shares to be issued pursuant to an Award is necessary or desirable, issuance of such shares shall not be made until such listing, registration or qualification shall have been completed.
(b)Incorporation of Plan. The Performance Equivalents are subject to the Plan and any interpretations by the Committee under the Plan, which are hereby incorporated into this Award Agreement by reference and made a part hereof. By the execution of this Award Agreement, the Participant acknowledges that the Plan document and the Plan prospectus, as in effect on the date of this Agreement, have been made available to the Participant for review.

|US-DOCS\165736536.1||

Exhibit 10.35
(c)Administration, Interpretation, Etc. Any action taken or decision made by the Company, the Board or the Committee arising out of or in connection with the construction, administration, interpretation or effect of any provision of the Plan or this Award Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on the Participant and all persons claiming under or through the Participant. By receipt of the Performance Equivalents or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan or this Award Agreement by the Company, the Board or the Committee.
(d)Correction. The Committee may rescind, without further notice to a Participant, any Award or portion thereof issued to the Participant in duplicate or in error.
(e)Entire Agreement. This Award Agreement constitutes the entire agreement of the parties hereto with respect to the matters contained herein and constitutes the only agreement between the parties hereto with respect to the matters contained herein.
(f)Amendment. This Award Agreement may be amended from time to time by the Committee, in its sole discretion, in any manner that the Committee deems necessary or appropriate; provided, however, that no such amendment shall adversely affect in a material manner any right of the Participant under the Award without the written consent of the Participant.
(g)Notices. Any notices necessary or required to be given under this Award Agreement shall be sufficiently given if in writing, and personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the last known addresses of the parties hereto, or to such other address or addresses as any of the parties shall have specified in writing to the other party hereto.
(h)Dilution and Other Adjustments.
(i)As provided by Section 14.1 of the Plan, in the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee shall make such adjustment in the class and maximum number of shares of Common Stock that may be delivered under the Plan and the Award limits under the Plan, as may be determined to be appropriate by the Committee, and such adjustments shall be final, conclusive and binding for all purposes.
(ii)As provided by Section 14.2 of the Plan, in the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust the Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.
(iii)As provided by Section 14.3 of the Plan, in the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee shall, to the extent deemed appropriate by the Committee, have the power to provide for the exchange of the Award (whether or not then vested) for an Award with respect to: (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction; or (B) securities of the acquirer or surviving entity (or parent of such acquirer or surviving

|US-DOCS\165736536.1||

Exhibit 10.35
entity) and, incident thereto, make an equitable adjustment as determined by the Committee in the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant in partial consideration for the exchange of the Award; provided, however, that in the event that the acquirer does not agree to the assumption or substitution of the Award in the foregoing manner, the Committee shall, to the extent deemed appropriate by the Committee, have the power to cancel, effective immediately prior to the occurrence of such event, the Award (whether or not then vested), and, in full consideration of such cancellation, pay to the Participant an amount in cash, for each share of Common Stock subject to such Award, equal to the value, as determined by the Committee, of such Award.
(i)Beneficiary Designation. A Participant may designate a beneficiary to receive any payment or settlement to which he or she may be entitled in respect of, any Award under the Plan in the event of his or her death in a manner determined by the Committee in its discretion. If a Participant does not designate a beneficiary, or if no designated beneficiary survives the Participant and is living on the date on which any amount becomes payable to such Participant, the term “beneficiary” as used in the Plan and this Award Agreement shall be deemed to be the legal representatives of the Participant’s estate. If there is any question as to the legal right of any beneficiary to receive a settlement or payment of an Award under the Plan, the Committee in its discretion may determine that the Award in question be settled or paid to the legal representatives of the Participant’s estate, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such Award.
(j)Governing Law. All questions pertaining to the validity, construction, execution and performance of this Award Agreement shall be construed in accordance with, and be governed by, the laws of the State of Missouri, without giving effect to the choice of law principles thereof; except that with exclusively with respect to Section 8 above, the parties agree that the law of the State in which Participant is domiciled at the time of signature shall govern the interpretation, application, and enforcement of this Agreement, without regard to any choice of law rules of that or any other state and they further agree that the exclusive venue shall be the state or federal courts sitting in or covering the County where Participant is domiciled. If Participant is employed by the Company in the State of California, this Agreement shall be construed according to the laws of the State of California.
(k)Section 409A. The Performance Equivalents and the dividend equivalents paid thereon are intended to comply with Section 409A of the Code, and the Plan and this Award Agreement shall be administered and interpreted consistent with such intent. Notwithstanding the foregoing, the Company makes no representations that the Performance Equivalents and payments provided by this Award Agreement comply with Section 409A of the Code, and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A of the Code. Notwithstanding anything in this Award Agreement to the contrary, (i) references to a Participant’s “termination of employment” and similar terms used in this Agreement mean, to the extent necessary to comply with Section 409A of the Code, the date that the Participant first incurs a Separation from Service, and (ii) if at the time of a Participant’s Separation from Service, the Participant is a “specified employee” for purposes of Section 409A of the Code, and the payment of the Performance Equivalents and any dividend equivalents under this Award Agreement as a result of such Separation from Service is required to be delayed by six months pursuant to Section 409A of the Code, then the Company will make such payment on the date that is the first day of the seventh month following the Participant’s Separation from Service. “Separation from Service” shall have the meaning given such term by Section 409A of the Code, which generally states that an employee has a “Separation from Service” with an employer if the employee dies, retires, or otherwise has a termination of his or her employment with such employer. Whether a Separation from Service has occurred is determined based on whether the facts and circumstances indicate that the employer and employee reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the employee would perform after such date would permanently decrease to no more than 20 percent of the average level of bona fide services performed over the immediately preceding 36-month period.
11.Counterparts; Participant Acknowledgement. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute

|US-DOCS\165736536.1||

Exhibit 10.35
one and the same agreement. By the execution of this Award Agreement, the Participant signifies that the Participant has fully read, completely understands, and voluntarily agrees with this Award Agreement and knowingly and voluntarily accepts all of its terms and conditions.
*    *    *    *    *
IN WITNESS WHEREOF, the Company and the Participant have duly executed this Award Agreement as of the respective date indicated below.

ACKNOWLEDGED AND ACCEPTED:	EDGEWELL PERSONAL CARE COMPANY

%%FIRST_NAME%-% %%LAST_NAME%-%	By:
Participant
Name:

Title:

|US-DOCS\165736536.1||

Exhibit 10.35
Exhibit A
Grant Date:
Participant: %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Target Performance Equivalents: %%TOTAL_SHARES_GRANTED%-%

|US-DOCS\165736536.1||

Exhibit 10.35
Schedule A
PERFORMANCE GOALS
The number of vested Performance Equivalents shall be determined as soon as practicable following the conclusion of the Company’s fiscal year ending [ ò ] (“Fiscal [ ò ]”) based on the Company’s achievement of the following goal:
(a)    100% of the Performance Equivalents will be earned upon achievement of a targeted three-year relative total shareholder return (“TSR”), which is defined as stock price appreciation plus reinvested dividends (the “Earned Performance Equivalents”). The beginning stock price for the three-year relative TSR was determined by taking the [ ò ] trading day average closing stock price for the Common Stock immediately prior to [ ò ] (the “Initial Stock Price”) and will be compared to the [ ò ] trading day average closing price of the Company’s Common Stock immediately prior to the end of each fiscal quarter of Fiscal [ ò ] (each, the “Quarterly Stock Price”). The TSR will be benchmarked against the following selected group of peer companies (“TSR Peer Group”):

The number of Earned Performance Equivalents shall be determined pursuant to the following:
1.        First, TSR shall be determined relative to the TSR Peer Group based on the Quarterly Stock Price for each fiscal quarter of [ ò ] (each, a “Fiscal [ ò ] Quarter”). Each Fiscal [ ò ] quarter’s payout factor shall be weighted [ ò ]% and combined to form one payout factor. A portion of the Earned Performance Equivalents may be “banked” at the end of each Fiscal [ ò ] Quarter based on achievement during that Fiscal [ ò ] Quarter relative to the threshold, target and maximum levels established by the Compensation Committee. However, final vesting of the Earned Performance Equivalents will not occur until the end of the three-year performance period and will be subject to continued employment through that date. Banked awards shall be capped at [ ò ]%. Banked awards cannot be decreased based on performance in subsequent Fiscal [ ò ] Quarters.
2.        Second, the Earned Performance Equivalents for each Fiscal [ ò ] Quarter shall be determined in accordance with the following matrix, based upon the actual TSR achieved:

|US-DOCS\165736536.1||

Exhibit 10.35

Achievement Level	TSR Goal – Percentile Positioning	Percent of Earned Performance Equivalents
Below Threshold	<25th	[ ò ]%
Threshold	25th	[ ò ]%
Target	50th	[ ò ]%
Maximum	≥75th	[ ò ]%

The number of Earned Performance Equivalents for each Fiscal [ ò ] Quarter shall be determined based upon straight-line interpolation in the event that TSR achieved for such Fiscal [ ò ] Quarter falls between the Threshold TSR Goal and the Target TSR Goal, or between the Target TSR Goal and the Maximum TSR Goal. For purposes of determining percentile rank, Edgewell would be excluded from the peer performance results. In the event the Company’s TSR is negative based on the final fiscal quarter calculation in Fiscal [ ò ], the total percentage of Earned Performance Equivalents eligible to be settled shall not exceed [ ò ]% of the Target TSR Goal.
3.    Definitions. For purposes of this Schedule A, the following definitions shall apply:
“Maximum TSR Goal” shall mean the 75th percentile.
“Target TSR Goal” shall mean the 50th percentile.
“Threshold TSR Goal” shall mean the 25th percentile.
4.    Rules. For purposes of this Schedule A, the following rules shall apply:
(a)    Discretion. Payout under any of the above metrics is subject to discretionary reduction by the Committee.
(b)    A company that is included in the TSR Peer Group at the Date of Grant will be removed from the TSR calculation for the TSR Period in the event of any of the following events during the TSR Period:
(i)    in the event of a merger, acquisition or business combination transaction of a TSR Peer Group company in which the TSR Peer Group company is not the surviving entity; and
(ii)    in the event of a “going private” transaction or other event involving a TSR Peer Group company or the liquidation of a TSR Peer Group company, in each case where the TSR Peer Group company is not the surviving company or is no longer publicly traded.
Notwithstanding the foregoing, in the event of a bankruptcy of a TSR Peer Group company where the TSR Peer Group company is not publicly traded at the end of the TSR Period, such company shall remain a TSR Peer Group company but shall be deemed to have a TSR of negative 100% (-100%).

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Exhibit 10.35
APPENDIX A
INTERNATIONAL ADDENDUM TO AWARD AGREEMENT
FOR NON-U.S. PARTICIPANTS
EDGEWELL PERSONAL CARE COMPANY
Your participation in the Plan is governed exclusively by the Plan, the Award Agreement, this International Addendum, and the Plan each as amended from time to time.
In this International Addendum, the Company and its Related Corporations may be referred to as the “Company Group.” Capitalized terms that are used without definition in the International Addendum have the meanings given in the Plan or the Award Agreement, as applicable.
The International Addendum prevails in the event of any inconsistency with the Plan or other documents or communications relating to your participation in the Plan.
You should review all International Addendum provisions in Part A, as well as the provisions in Part B specific to any jurisdiction which may be applicable to you. You should also review the Plan, the Award Agreement and any other documents provided to you in connection with the Plan.
Part A. TERMS APPLICABLE TO ALL GRANTS OF EQUIVALENTS MADE TO EMPLOYEES OUTSIDE THE U.S
Definition of Retirement. Regardless of the terms set forth in the Award Agreement, the definition of “Retirement” eligible shall mean twenty (20) years of continuous service with the Company or one of its subsidiaries or affiliates.
Documentation. You have read, understood and agree with the Plan, the Award Agreement and this International Addendum, including any jurisdiction-specific notices in Part B below which may apply to you.
No Public Offer. The Plan is strictly limited to defined employees of the Company Group and rights under it are personal and may not be transferred.
The offer to participate in the Plan and any subsequent participation is not intended to constitute a public offer of shares in any jurisdiction, nor intended for registration or regulation in any jurisdiction outside of the United States of America. You should therefore keep all Plan-related documents confidential and you may not reproduce, distribute or otherwise make public any such documents without the Company’s prior express written consent.
Independent Advice Recommended. The information provided by the Company, Company Group or service providers (including without limitation third-party Plan administrators) in respect of the Plan does not take into account your individual circumstances, objectives, needs or financial situation and does not constitute legal, tax, investment or financial advice. Any tax or other information provided should therefore be considered guidance only.
The Plan benefits are in no way secured, guaranteed or warranted by the Company Group and the Plan involves certain risks. You should exercise caution in relation to Plan offers and/or participation. You should obtain independent professional advice if you are in doubt about any of the

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Exhibit 10.35
contents of the Plan documents and before taking actions in relation to the Plan, and you acknowledge that you have been given adequate opportunity to obtain such advice.
No Additional Entitlements. The offer by the Company of participation in the Plan and similar benefits is strictly discretionary and even if offers or participation in the Plan are regular and repeated, neither this nor your employment contract provides or implies any expectation or right in relation to:
i)your participation in the Plan or similar benefits in the future;
ii)the terms, conditions and amount of any Plan participation or similar benefits that the Company may decide to offer in future; or
iii)your continued employment with the Company Group.
The Company may at any time modify, suspend or terminate the Plan and any similar benefits, and/or your participation in such benefits, at its entire discretion in accordance with the Plan.
You acknowledge that you are not automatically entitled to the exercise of any discretion under the Plan in your favor and that you do not have any claim or right of action in respect of any decision, omission, or discretion which may operate to your disadvantage (even if that decision is unreasonable, irrational or might otherwise be regarded as perverse or in breach of any implied duties). You accept that decisions and determinations made on behalf of the Company under the Plan are final and binding in all respects
No Effect on Employment-Related Rights. Any compensation you receive (whether on a regular and repeated basis or on a one-off basis, and regardless of whether any payments are made through your employer’s payroll) in connection with the Plan is not part of your base salary or wages.
Nothing in the Plan documents:
i)will be taken into account in determining your wages, salary, other remuneration or compensation, bonuses, payments of any kind upon termination of your employment for any reason (whether or not found to be invalid, unlawful or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any), pension or retirement arrangements and payments, or any similar payments to these or other employee benefits; or
ii)confers on you the right to continue as an employee of the Company Group.
No Plan documents form part of your employment contract with your employer and they do not change in any way the terms of such contract.
Any participation in the Plan is entirely voluntary and will have no impact on your employment or your career with the Company Group, either positive or negative.
No Employer Involvement. The Plan is offered and administered by the Company and not by your employer (if different). All documents related to the Plan, the Plan Description, the Award Agreement, this International Addendum and the links by which you access these documents, originate from and are maintained by the Company.
Electronic Communications. All Plan-related documents and correspondence may be communicated and stored electronically using means which are secure, private and accessible to the relevant parties. You expressly consent to the sole use of electronic communications (including without limitation offer and acceptance) in connection with the Plan.

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Exhibit 10.35
No Public Offer. The Plan is strictly limited to defined employees of the Company Group and rights under it are personal and may not be transferred.
Recipient Data Privacy. Through my acceptance of this grant, I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal and/or sensitive data as described in this document by and among, as applicable, the Company, its affiliates and its subsidiaries (“the Company Group”) for the exclusive purpose of implementing, administering and managing my participation in the Plan. I understand that the Company Group holds certain personal and/or sensitive information about me, including, but not limited to, my name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any shares of Common Stock of stock or directorships held in the Company, details of all Restricted Equivalents or any other entitlement to shares of Common Stock of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor (“Data”), for the purpose of implementing, administering and managing the Plan. I also understand and unambiguously consent to the fact that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that my country may have different data privacy laws and protections than the laws in the recipient's country. If I am based in a European country, I understand that I should refer to Edgewell’s Safe Harbor Third Party Transfer Policy for more information and details about Data transfers. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of Common Stock acquired. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.
Risk Warnings.
i)Share price risk: There is a risk that shares may fall as well as rise in value. Market forces will impact the price of shares, and in the worst case, the market value of the shares may become zero. You agree that the Company Group is not liable for any loss due to movements in share value.
ii)Currency Risk: If shares are traded in a currency which is not the currency in your jurisdiction, the value of the shares to you may also be affected by movements in the exchange rate. There may also be an exchange rate risk in relation to any Plan-related currency which is not the currency of your jurisdiction. You agree that the Company Group is not liable for any loss due to movements in the exchange rate or any charges imposed in relation to the conversion or transfer of currency.

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Exhibit 10.35
Exchange Control and Resale Obligations. Under local exchange controls, currency controls or foreign asset reporting requirements you may be subject to certain notification, approval and/or repatriation obligations with respect to shares and funds you may receive in connection with the Plan.
Among other things, such obligations may affect your ability to hold foreign shares; bring shares into your jurisdiction; reinvest dividends; and receive dividends, share sale proceeds and other payments in a local or foreign account. You may further be subject to local securities law and/or exchange control restrictions and other obligations on the resale of shares.
You agree that you are solely responsible for ensuring compliance with any such obligations that may apply to you in connection with the Plan, and the Company recommends that you obtain independent professional advice in this regard. In the event that you fail to comply with any such obligations, the Company Group will not be liable in any way for resulting fines or other penalties.
Tax Responsibility. You acknowledge and agree that:
i)all Plan benefits may be subject to tax and social security in the jurisdiction(s) where you are employed, reside or are otherwise subject to tax;
ii)the Company Group may withhold amounts and make arrangements as considered necessary to meet any tax or social security liability (however, your liability may exceed any amounts withheld and paid on your behalf);
iii)you are responsible for and bear any liability for any personal tax and social security charges or similar payments due in relation to your participation in the Plan; and
iv)you indemnify the Company Group and agree to make any appropriate arrangements in order to satisfy such payments.
The Company Group does not warrant any particular tax treatment in relation to the Plan benefits.
Mobile Employees. If you are a mobile employee, meaning that you are based in different jurisdictions during the course of your employment and/or your participation in the Plan or that you are or may be subject to tax in more than one country, you are strongly encouraged to inform the Company and to consult your personal tax adviser(s) regarding the tax treatment of any Plan benefits.
You agree that if there may be adverse legal, regulatory or tax consequences of being a mobile employee, the Company may adjust the terms of your participation in the Plan as reasonably considered necessary or desirable.
English Language. You accept that the Plan documents (including all contracts and communications) are in the English language and it is possible that no translated or interpreted versions will be provided. You are responsible for ensuring that you fully understand the Plan documents. The English version of such documents will always prevail in the event of any inconsistency with translated or interpreted documents.
Governing Law. The Plan is governed by the laws of the United States of America, and you waive any entitlement to have any Plan-related disputes determined under the law of an alternative jurisdiction except as required by applicable laws.

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Exhibit 10.35
Severability. If any provision (in whole or in part) of the International Addendum or other Plan documents is to any extent found to be illegal, otherwise invalid, or incapable of being enforced, that provision will be excluded only to the extent of such illegality, invalidity or unenforceability.
All other provisions will remain in full effect and, to the extent possible, the illegal, invalid or unenforceable provision will be deemed replaced by a provision that is legal, valid and enforceable and that comes closest to expressing the intention of the illegal, invalid or unenforceable provision.
Adequate Information. You certify that you:
i)have been given all relevant information and materials with respect to the operations and financial condition of the Company and your participation in the Plan;
ii)have read and understood such information and materials;
iii)are fully aware and knowledgeable of the terms and conditions of the Plan; and
iv)completely and voluntarily agree to the terms and conditions of the Plan.
Part B. PROVISIONS APPLICABLE TO EMPLOYEES IN PARTICULAR JURISDICTIONS
Please refer to the country-specific sections below for any jurisdiction which may be applicable to you in connection with your participation in the Plan.
This information is based on the securities, exchange control and other laws in effect in the relevant jurisdictions as of September 2022. Such laws are often complex and change frequently and the information in this International Addendum does not take into account your individual circumstances. As a result, the Company strongly recommends that you seek ongoing independent professional advice as appropriate.
EUROPEAN UNION
Terms and Conditions
Data Privacy. Where you are a resident of the European Union, the following provision applies and supplements the Recipient Data Privacy clause above. You understand and acknowledge that:
•The data controller is the Company; queries or requests regarding your Data should be made in writing to the Company’s representative relating to the Plan or offering matters, who may be contacted at: compliance@edgewell.com;
•The legal basis for the processing of Data is that the processing is necessary for the performance of a contract to which you are a party (namely, this Award Agreement);
•Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan;
•You may, at any time, access your Data, request additional information about the storage and processing of Data, require any necessary amendments to personal Data without cost or exercise any other rights you may have in relation to your Data under applicable law, including the right to make a complaint to an EU data protection regulator.
AUSTRALIA
Equivalents Settled in shares of Common Stock Only. Notwithstanding any discretion contained in the Plan, or any provision in the Award Agreement to the contrary, Equivalents shall be

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Exhibit 10.35
paid in shares of Common Stock only to employees in Australia and do not provide any right for you to receive a cash payment (beyond cash dividends paid pursuant to Clause 4 of the Award Agreement).
No Obligation to Issue Shares at Vesting. If the Company determines that it is not able to issue shares to you in compliance with the securities law rules in Australia, the Company will not be obligated to issue shares to you at vesting and will not have an obligation to compensate you in lieu of receiving shares.
Securities Information. If you acquire shares of Common Stock pursuant to the Equivalents and you offer the shares of Common Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on your disclosure obligations prior to making any such offer.
CANADA
Form of Settlement. Equivalents granted to employees resident in Canada shall be paid in shares of Common Stock only. In no event shall any of such Equivalents be paid in cash, notwithstanding any discretion contained in the Plan to the contrary.
Termination of Service. This provision replaces Clause 6 of the Award Agreement:
Your right to vest in the Equivalents will terminate effective as of the date that is the earlier of (1) the date you receive notice of termination of service from the Company or your Employer, or (2) the date your service terminates, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law); the Company shall have the exclusive discretion to determine when you are no longer providing service for purposes of this Award Agreement.
Authorization of Release and Transfer Necessary Personal Information. This provision supplements the Recipient Data Privacy clause above:
You hereby authorize the Company and the Company's representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. You further authorize the Company, any subsidiary or affiliate and the administrator of the Plan to disclose and discuss the Plan with their advisors. Finally, you authorize the Company and any subsidiary or affiliate to record such information and to keep such information in your employee file.
French Language Provision. The following provision will apply if you are a resident of Quebec:
The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la redaction en anglais de cette convention ("Award Agreement"), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement a la présente convention.

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Exhibit 10.35
CHILE
Securities Law Notification. Neither Edgewell Personal Care Company, the Plan nor the Shares have been registered in the Securities Registry (Registro de Valores) or in the Foreign Securities Registry (Registro de Valores Extranjeros) of the Chilean Commission for the Financial market (CMF) (Comisión para el Mercado Financiero de Chile). Likewise, it is recorded that:
i)the Shares may not be publicly offered in Chile; and
ii)the issuer will not be subject to the CMF's oversight nor to periodic disclosures that, by law and regulation, are required to those registered issuers.
Ni Edgewell Personal Care Company, ni el Plan ni las Acciones han sido registradas en el Registro de Valores o en el Registro de Valores Extranjeros que lleva la Comisión para el Mercado Financiero de Chile (CMF) y ninguno de ellos está sujeto a la fiscalización de la CMF. Asimismo, se deja constancia de que:
i)no podrá hacerse oferta pública de tales Acciones en Chile; y
ii)que el emisor de los valores no está sometido a la fiscalización de la CMF ni a las obligaciones de información continua que, por ley o normativa, se exige a los emisores inscritos.
English Language Consent. The employee declares that they perfectly read and understand English and that the fact that this document is in English does not represent any inconvenience or prejudice to the employee. Consequently, the employee accepts the terms and conditions stated in English herein.
El Trabajador declara que lee y entiende perfectamente el idioma inglés, y que la circunstancia de que este documento se encuentre en inglés no representa ningún inconveniente o perjuicio para el trabajador. En consecuencia, el trabajador acepta los términos y condiciones establecidos en este documento en idioma inglés."
COLOMBIA
English Language Consent. The employee declares that they perfectly read and understand English and that the fact that this document is in English does not represent any inconvenience or prejudice to the employee. Consequently, the employee accepts the terms and conditions stated in English herein.
“Consentimiento del idioma inglés. El Trabajador declara que lee y entiende perfectamente el idioma inglés, y que la circunstancia de que este documento se encuentre en inglés no representa ningún inconveniente o perjuicio para el trabajador. En consecuencia, el trabajador acepta los términos y condiciones establecidos en este documento en idioma inglés."
Modification. You understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
“Modificación. Usted reconoce y acuerda que cualquier modificación del Plan o su terminación no constituye un cambio o desmejora de los términos y condiciones de empleo. ”Mandate. Through the execution of this Agreement, the Participant grants a non-remunerated mandate to the Company and/or its Colombian affiliate for them to be able to, jointly or separately, retain, hold and dispose of the

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Exhibit 10.35
shares deducted (or their cash-equivalent) that would have otherwise been distributed, as set forth in paragraph 9 of this Agreement. The mandate is granted with the sole purpose of satisfying and paying the necessary income withholding taxes due in Colombia.
The abovementioned mandate will be in force from the Payment Date (moment in which the shares are effectively transferred to the Participant) and (i) until income withholding taxes are paid in Colombia by the Company’s Colombian affiliate, or (ii) due to any legal reasons set forth by Colombian law. The mandate will be renewed every time a Vesting/Payment Date happens.
The Company and/or its Colombian affiliate are expressly authorized to: (i) delegate the herein conferred mandate (with the sole purpose of accomplishing the purposes established above); and (ii) dispose of the shares by acquiring them themselves and/or their economically linked entities, following the guidelines set forth in paragraph 9 of this Agreement.
The Participant hereby expressly relieves the Company and its Colombian affiliate from the obligation to report back to the Participant for the activities carried out as nominees.
“Mandato. Con la firma del presente Acuerdo, el Participante otorga un mandato no remunerado a la Compañía y/o su filial colombiana para que estas puedan, conjunta o separadamente, retener, conservar y/o disponer de las acciones descontadas (o su equivalente en efectivo) que de otra manera se habrían distribuido según lo establecido en el numeral 9 de este Acuerdo. El mandato se otorga con el único propósito de satisfacer y pagar los impuestos debidos por concepto de retención en la fuente del impuesto sobre la renta en Colombia.
El mencionado mandato estará en vigor a partir de la Fecha de Pago (momento en el cual las acciones se transfieren efectivamente al Participante) y (i) hasta que los impuestos de retención en la fuente por concepto de impuesto sobre la renta sean pagados en Colombia por parte de la filial colombiana de la Compañía, o (ii) debido a cualquier otro motivo establecido por la ley colombiana. El mandato se renovará cada vez que ocurra una Fecha de Adquisición/Pago.
La Compañía y/o su filial colombiana están expresamente autorizadas a: (i) delegar el mandato aquí otorgado (con el único propósito de cumplir con los fines establecidos anteriormente); y (ii) disponer de las acciones retenidas adquiriéndolas directamente (conjunta o separadamente) o por medio de sus entidades económicamente vinculadas, siguiendo las pautas establecidas en el numeral 9 de este Acuerdo.
El Participante libera expresamente a la Compañía y a su filial colombiana de la obligación de rendirle cuentas sobre las actividades realizadas en sus funciones de mandatarias.”
CZECH REPUBLIC
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.

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Exhibit 10.35
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
FRANCE
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
GERMANY
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
HONG KONG
Form of Settlement. Notwithstanding any discretion contained in the Plan, or any provision in the Agreement to the contrary, Equivalents shall be paid in Shares only and do not provide any right for you to receive a cash payment.
Securities Law Notification. Warning: The Equivalents and shares of Common Stock issued at vesting do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company, or one of its subsidiaries or affiliates. The Award Agreement, including this Appendix, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a "prospectus" for a public offering of securities under the applicable securities legislation in Hong Kong nor have the documents been reviewed by any regulatory authority in Hong Kong. The Equivalents are intended only for the personal use of each eligible employee of the Employer, the Company or any subsidiary or affiliate and may not be distributed to any other person. If you are in any doubt about any of the contents of the Award Agreement, including this Appendix, or the Plan, you should obtain independent professional advice.
Settlement of Equivalents and Sale of shares of Common Stock. In the event your Equivalents vest and shares of Common Stock are issued to you within six months of the grant date, you agree that you will not dispose of any shares of Common Stock acquired prior to the six-month anniversary of the grant date.

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Exhibit 10.35
Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance in Hong Kong.
JAPAN
There are no country specific provisions.
MALAYSIA
Securities Law Notification. If you are employed in Malaysia, you should note that the grant of Equivalents in Malaysia constitutes or relates to an 'excluded offer', 'excluded invitation' or 'excluded issue' pursuant to Sections 229 and 230 of the Malaysian Capital Markets and Services Act 2007. Copies of the Plan, and related documents, may have been delivered to the Securities Commission of Malaysia. The Plan, and related documents, do not constitute, and may not be used for the purpose of, a public offering or issue, offer for subscription or purchase, invitation to subscribe for or purchase of any securities requiring the registration of a prospectus with the Securities Commission in Malaysia under the Capital Markets and Services Act 2007.
Malaysian Insider Trading Notification. You should be aware of the Malaysian insider-trading rules, which may impact your acquisition or disposal of shares of Common Stock or rights to shares of Common Stock under the Plan. Under the Malaysian insider-trading rules, you are prohibited from acquiring or selling shares of Common Stock or rights to shares of Common Stock (e.g., an award under the Plan) when you are in possession of information which is not generally available and which you know or should know will have a material effect on the price of shares of Common Stock once such information is generally available.
Director Notification Obligation. If you are a director of the Company's Malaysian subsidiary or affiliate, you are subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Subsidiary or Affiliate in writing when you receive or dispose of an interest (e.g., an Award under the Plan or shares of Common Stock) in the Company or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in the Company or any related company.
MEXICO
Securities Law Notification. The shares used in connection with the Plan have not been registered with the National Register of Securities maintained by the Mexican Banking and Securities Commission and may not be offered or sold publicly in Mexico. The Plan documents may not be publicly distributed in Mexico. These materials are addressed to you only because of your existing labor relationship with the Group and may not be reproduced or copied in any form. The offer contained in these materials is addressed solely to the present employees of the Group in Mexico and any rights under the Plan may not be assigned or transferred. The shares used in connection with the Plan will be offered pursuant to a private placement exception under the Mexican Securities Law.
Modification. By accepting the Equivalents, you understand and agree that any modification of the Plan or the Agreement or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
Confidential Information. The following provisions supplement Clause 8(a) of the Award Agreement:

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Exhibit 10.35
You agree and understand that the "Confidential Information" as set forth in Clause 8(a) of the Award Agreement constitutes trade secrets (secretos industriales) for purposes of articles 82 to 86 of the Industrial Property Law, and further, that unauthorized disclosure of such Confidential Information shall result in civil and criminal liability attributable to you. You shall indemnify the Company for the corresponding actual damages and loss of profits resulting from an unauthorized disclosure of Confidential Information, and you agree and are aware that such damages and loss of profits may be substantial.
You further agree that you will not, for any reason and at any time, once the labor relationship between you and your employer is terminated, make any unauthorized disclosure of any Confidential Information, or make any use thereof. You also agree to preserve and protect the confidentiality of third party’s Confidential Information to the same extent, and on the same basis, as Confidential Information of the Company and the Company Group. The aforementioned obligations shall not be followed by any consideration to you.
Acknowledgement of the Award Agreement. In accepting the grant of Equivalents, you acknowledge that you have received a copy of the Plan, have reviewed the Plan and the Award Agreement in their entirety and fully understand and accept all provisions of the Plan and the Award Agreement. You further acknowledge that you have read and specifically and expressly approve the terms and conditions of [Insert Acquired Rights Clause, if any, and location] in which the following is clearly described and established:
(1)    Your participation in the Plan does not constitute an acquired right.
(2)    The Plan and your participation in the Plan are offered by the Company on a wholly discretionary basis.
(3)    Your participation in the Plan is voluntary.
(4)    The Employer, the Company and its subsidiaries and affiliates are not responsible for any decrease in the value of the underlying shares of Common Stock.
Labor Law Acknowledgement and Policy Statement. In accepting the grant of Equivalents, you expressly recognize that Edgewell Personal Care Company with registered offices at 1350 Timberlake Manor Parkway; St. Louis, MO 63017, is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of shares of Common Stock does not constitute an employment relationship between you and Edgewell Personal Care Company since you are participating in the Plan on a wholly commercial basis and on a wholly commercial basis and your sole employer is Edgewell Personal Care Mexico, S.A. de C.V. Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participation in the Plan do not establish any rights between you and your employer, Edgewell Personal Care Mexico, S.A. de C.V., and do not form part of the employment conditions and/or benefits provided by Edgewell Personal Care Company and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment.
You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of Edgewell Personal Care Company; therefore, Edgewell Personal Care Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you.

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Exhibit 10.35
Finally, you hereby declare that you do not reserve any action or right to bring any claim against Edgewell Personal Care Company or your employer, Edgewell Personal Care Mexico, S.A. de C.V., for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to Edgewell Personal Care Company, its subsidiaries, affiliates, branches, representation offices, its shareholders, officers, agents or legal representatives with respect to any claim that may arise.
Spanish Translation of the Acknowledgement of the Award Agreement and Labor Law Acknowledgement and Policy Statement Provisions Above:
Modification. Al aceptar las Unidades, usted reconoce y acuerda que cualquier modification del Plan o su terminacion no constituye un cambio o desmejora de los terminos y condiciones de empleo.
Constancia de aceptación del Acuerdo. Al aceptar las Unidades, el empleado hace constar que ha recibido una copia del Plan, ha leído atentamente el Plan y el Acuerdo en su totalidad y entiende cabalmente y acepta todas las cláusulas del Plan y el Acuerdo. Además, el empleado hace constar que ha leído y aprueba de manera específica y expresa los términos y condiciones de la Sección 8 del Acuerdo, en la cual se describe y establece con toda claridad lo siguiente:
(1)    La participación del empleado en el Plan no constituye un derecho adquirido.
(2)    La Compañía ofrece el Plan y la participación del empleado en el Plan de manera totalmente discrecional.
(3)    La participación del empleado en el Plan es voluntaria.
(4)    El empleador, la compañía y sus subsidiarias y filiales no son responsables por ningún decremento en el valor de las acciones subyacentes.
Constancia de aceptación de la ley laboral y declaración de política. Al aceptar las Unidades, el empleado reconoce expresamente que Edgewell Personal Care Company, con oficinas registradas en 1350 Timberlake Manor Parkway; St. Louis, MO 63017, Estados Unidos de América, es responsable únicamente de la administración del Plan y que la participación del empleado en el Plan y la adquisición de las acciones no constituyen una relación de trabajo entre el empleado y Edgewell Personal Care Company, toda vez que el empleado participa en el Plan de manera completamente comercial y el único empleador del empleado es Edgewell Personal Care Mexico, S.A. de C.V. Con base en lo anterior, el empleado reconoce expresamente que el Plan y los beneficios que el empleado pueda obtener de la participación en el Plan no establecen ningún derecho entre el empleado y su empleador Edgewell Personal Care Mexico, S.A. de C.V., y no forman parte de las condiciones de trabajo ni de las prestaciones ofrecidas por Edgewell Personal Care Company y cualquier modificación del Plan o la terminación de éste no constituyen un cambio o deterioro de los términos y condiciones de trabajo del empleado.
Además, el empleado entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de Edgewell Personal Care Company; por lo tanto, Edgewell Personal Care Company se reserva el derecho absoluto de modificar o interrumpir la participación del empleado en cualquier momento sin ninguna responsabilidad con el empleado.
Por último, el empleado declara por este medio que no se reserva ninguna acción o derecho de interponer ninguna demanda contra Edgewell Personal Care Company para reclamar el pago de indemnización o daños y perjuicios en relación con alguna cláusula del Plan o los beneficios derivados del Plan y, por lo

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Exhibit 10.35
tanto, el empleado otorga una exoneración amplia y total a Edgewell Personal Care Company, sus subsidiarias, filiales, sucursales, oficinas de representación, accionistas, funcionarios, agentes y representantes legales con respecto a cualquier reclamo que pueda surgir.
PERU
Securities Law Notification. If you are employed in Peru, the following statement is hereby made part of the Plan: the shares to be issued upon settlement of your Equivalents have not been registered with the Public Register of the Securities Market maintained by the Peruvian Securities Market Superintendence (Superintendencia del Mercado de Valores - SMV), and may not be offered or sold publicly in Peru. In addition, the contents of the Plan documents have not been reviewed by any Peruvian regulatory authority.
POLAND
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
SPAIN
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of shares which are the subject of this offer is 9,240,066.
TAIWAN
Securities Law Notification. The grant of Equivalents has not been and will not be registered with the Financial Supervisory Commission of R.O.C. (Taiwan) pursuant to relevant securities laws and regulations. The shares may not be offered or sold within Taiwan (R.O.C.) through a public offering or in circumstance which constitute an offer within the meaning of the Securities and Exchange Act of Taiwan (R.O.C.) that requires a registration or approval of the Financial Supervisory Commission of R.O.C. (Taiwan) or is prohibited under the applicable laws of Taiwan (R.O.C.)."
「如您為台灣地區員工，下列說明亦為本計畫之一部分：本計畫中獎勵之配發並未依據相關證券法規向中華民國金融監督管理委員會（金管會）辦理登記。若您依據本計畫取得任何股票，該股

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Exhibit 10.35
票不得於中華民國境內透過公開發行，或透過中華民國證券交易法下需向金管會辦理登記或申請核准之有價證券發行行為、或其他中華民國法令所禁止等方式為募集或銷售。
UNITED ARAB EMIRATES
There are no country specific provisions.
UNITED KINGDOM
Securities Law Notification. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of Edgewell Personal Care Company. The company offering these rights is Edgewell Personal Care Company, Inc. The shares which are the subject of these rights are shares of common stock in Edgewell Personal Care Company. More information in relation to Edgewell Personal Care Company, including the share price can be found at the following web address: ir.edgewell.com.
The obligation to publish a prospectus does not apply because of Section 86(aa) of the Financial Services and Markets Act 2000 (as amended, supplemented or substituted by any UK legislation enacted in connection with the UK’s exit from the European Union). The total maximum number of shares which are the subject of this offer is 9,240,066.
Tax and National Insurance Contributions Acknowledgment. The following provisions supplement Clause 9 of the Award Agreement:
You agree that if you do not pay or the Employer or the Company does not withhold from you the full amount of Tax-Related Items that you owe due to the vesting of the Equivalents, or the release or assignment of the Equivalents for consideration, or the receipt of any other benefit in connection with the Equivalents (the "Taxable Event") within 90 days after the end of the tax year in which the Taxable Event occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“Due Date”), then the amount that should have been withheld shall constitute a loan owed by you to the Employer, effective on the Due Date. You agree that the loan will bear interest at the HMRC's official rate and will be immediately due and repayable by you, and the Company and/or the Employer may recover it at any time thereafter by withholding the funds from salary, bonus or any other funds due to you by the Employer, by withholding in shares of Common Stock issued upon vesting and settlement of the Equivalents or from the cash proceeds from the sale of shares of Common Stock or by demanding cash or a cheque from you. You also authorize the Company to delay the issuance of any shares of Common Stock to you unless and until the loan is repaid in full.

Notwithstanding the foregoing, if you are an officer or executive director (as within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that you are an officer or executive director and Tax-Related Items are not collected from or paid by you by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to you on which additional income tax and national insurance contributions may be payable. You acknowledge that the Company or the Employer may recover any such additional income tax and national insurance contributions at any time thereafter by any of the means referred to in Clause 9 of the Award Agreement.
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